File No. 33-66088
                                                                        811-7878

                                   Washington, D.C. 20549

                                         FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

      Pre-Effective Amendment No.                                       [_]

      Post-Effective Amendment No. 10                                   [X]

                                            and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]

      Amendment No. 10                                                  [X]

                             (Check appropriate box or boxes.)

                             Dreyfus LifeTime Portfolios, Inc.
                     (Exact Name of Registrant as Specified in Charter)

            c/o The Dreyfus Corporation
            200 Park Avenue, New York, New York       10166
            (Address of Principal Executive Offices)  (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 922-6000

                                    Mark N. Jacobs, Esq.
                                      200 Park Avenue

                                  New York, New York 10166
                          (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

            immediately upon filing pursuant to paragraph (b)
      ----
       X     on February 1, 2000 pursuant to paragraph (b)
      ----
            60 days after filing pursuant to paragraph (a)(i)
      ----
            on     (date)      pursuant to paragraph (a)(i)
      ----
            75 days after filing pursuant to paragraph (a)(ii)
      ----
            on     (date)      pursuant to paragraph (a)(ii) of Rule 485
      ----

If appropriate, check the following box:

            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
      ----





Dreyfus LifeTime Portfolios, Inc.

A series of asset management portfolios  for a range of investor needs

PROSPECTUS February 1, 2000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                 Contents

                                  THE PORTFOLIOS
-----------------------------------------------------------------
Each portfolio's investment approach, risks, performance, expenses and related information

                             1    Introduction

                             2    Income Portfolio

                             6    Growth and Income Portfolio

                            10    Growth Portfolio

                            14    Management

                            16    Financial Highlights

                                  YOUR INVESTMENT
--------------------------------------------------------------------
Information for managing your fund account

                            22    Account Policies

                            25    Distributions and Taxes

                            26    Services for Fund Investors

                            28    Instructions for Regular Accounts

                            30    Instructions for IRAs

                                  FOR MORE INFORMATION
-------------------------------------------------------------------------------
Where to learn more about this and other Dreyfus funds

                                  INFORMATION ON EACH PORTFOLIO'S RECENT
STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).
                                                                 The Portfolios

Dreyfus LifeTime Portfolios, Inc. consists of three separate portfolios offering a range of investment approaches: from more conservative to moderate to more aggressive.

While all of the portfolios typically invest in stocks and bonds, each one allocates its assets among those investments in a distinct way. The portfolios use the allocations shown below as a point of reference in making their management decisions. The actual makeup of each portfolio will vary over time, as the portfolio manager adjusts the asset mix in an effort to take advantage of misvaluations.

In deciding when and how much of a portfolio's assets to shift among asset classes, the portfolio manager uses proprietary computer models to assess the relative value of stock and bond prices across different markets.

In selecting securities for each portfolio, the manager attempts to approximate the investment characteristics of designated benchmark indexes with respect to each asset class, but with expected returns that exceed the benchmark. The portfolio manager may actively select stocks or bonds after considering variables including price/earnings ratios, interest rate levels and the yield curve slope. To efficiently maintain exposure to selected asset class benchmarks, the portfolios also may use futures contracts as a substitute for holding the securities that make up the relevant benchmark index.

In choosing among the portfolios, your decision may depend on your goals, time frame and risk tolerance. All portfolios offer a diversified investment mix and the asset allocation expertise of a professional portfolio manager.

Typical portfolio allocations

                               MORE CONSERVATIVE

                                   Cash 10.0%

                                   Bonds  67.5%

                                   Stocks  22.5%

                               INCOME PORTFOLIO

                                   Stocks  50%

                                   Bonds  50%

                          GROWTH AND INCOME PORTFOLIO

                                   Stocks  80%

                                   Bonds 20%

                               GROWTH PORTFOLIO

                                MORE AGGRESSIVE

                                                                   Introduction



<Page 1>

                                                               Income Portfolio
                                             ----------------------------------

                                             Ticker Symbols:    Investor shares
                                                                          DLIXX

                                                        Restricted shares DLIRX

GOAL/APPROACH

The portfolio seeks maximum current income. Capital appreciation is a secondary goal. To pursue these goals, it typically invests in a mix of bonds, stocks and money market instruments, all of which are U.S. securities. Normally, the portfolio' s asset mix is approximately 67.5% in investment grade bonds (or the unrated equivalent as determined by Dreyfus), 22.5% in stocks of large companies (those whose total market value is more than $1.4 billion) and 10% in cash.

The portfolio manager selects securities from each asset class for the portfolio which, in the aggregate, have approximately the same investment characteristics as those of the Lehman Brothers Intermediate Government/Corporate Bond Index for the portfolio' s bond investments and the S&P 500((reg.tm)) Index for its stock investments, with expected returns equal to or better than that of the benchmark index. The Lehman Brothers Intermediate Government/Corporate Bond Index is composed of approximately 5,000 fixed-income securities, including investment grade corporate bonds and U.S. government securities, with average outstanding market value of more than $600 million and maturities of less than 10 years and greater than one year. The S&P 500 is composed of 500 stocks, most of which are large-cap stocks listed on the New York Stock Exchange. The portfolio may invest directly in securities comprising the relevant index or use derivatives whose performance is tied to the benchmark index.

Concepts to understand

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay its debts. Based on their assessment, rating organizations assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.


<Page 2>
MAIN RISKS

Because bonds and stocks fluctuate in price, the value of your investment in the portfolio will go up and down, and you could lose money.

Prices of bonds tend to move inversely with changes in interest rates. Bond prices also may be hurt by declines in the financial condition of the issuer. Stocks, while typically a smaller portion of the portfolio, tend to be more volatile than bonds, and could cause sudden drops in share price or contribute to long-term underperformance.

The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the portfolio will be affected by its asset allocation. If the manager favors an asset class during a period when that asset class underperforms, the portfolio' s performance may be hurt. The portfolio' s performance may be lower than that of stock- oriented investments during periods when stocks outperform bonds.

Under adverse market conditions, the portfolio could invest more than 10% of its net assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any market upswing. During such periods, the portfolio may not achieve its investment objectives.

Other potential risks

The portfolio, at times, may invest in derivative securities, such as options and futures, primarily to provide an efficient means of achieving the portfolio's target exposure to an asset class; however, such practices sometimes may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the portfolio's performance.

The portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the portfolio's gains or losses.

                                                               Income Portfolio
<Page 3>

INCOME PORTFOLIO (CONTINUED)

PAST PERFORMANCE

The tables below show some of the risks of investing in the portfolio. The first table shows the changes in performance of the portfolio's Investor shares from year to year. The second table compares the performance of each of the portfolio' s share classes over time to that of the Lehman Brothers Intermediate Government/Corporate Bond Index, a widely recognized unmanaged index of bond market performance, and the Customized Blended Index prepared by Dreyfus*. Both tables assume reinvestment of dividends. Of course, past performance is no guarantee of future results.
                        --------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

                                   6.84   11.85   11.74   3.78
90    91    92    93    94    95     96      97      98     99

INVESTOR SHARES

BEST QUARTER:                                 Q2 '97         +5.78%

WORST QUARTER:                                Q3 '99         -0.73%
                        --------------------------------------------------------

Average annual total return AS OF 12/31/99

                                                                       Since
                                                                     inception

                                                      1 Year         (3/31/95)
                        --------------------------------------------------------

INVESTOR SHARES                                         3.78%           9.64%

RESTRICTED SHARES                                       4.08%           9.92%

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/
CORPORATE BOND INDEX                                    0.39%           6.52%

CUSTOMIZED
BLENDED INDEX                                           5.50%          11.17%

* THE CUSTOMIZED BLENDED INDEX COMBINES THE PERFORMANCE OF SEVERAL UNMANAGED INDEXES IN WEIGHTS REFLECTING THE BASELINE PERCENTAGES OF THE PORTFOLIO'S INVESTMENT IN STOCKS AND BONDS.

What this portfolio is -- and isn't

This portfolio is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goals, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.




<Page 4>
EXPENSES

As  an  investor,  you  pay  certain  fees  and  expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of fund assets, so their effect is included in the share price. The portfolio has no sales charge (load) or Rule 12b-1 distribution fees.
                        --------------------------------------------------------

Fee table


Investor                                                    Investor  Restricted
                                                             shares    shares
                        --------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fee                                                 0.60%     0.60%

Shareholder services fee                                       0.25%     none

Other expenses                                                 0.22%     0.19%
                        --------------------------------------------------------

TOTAL                                                          1.07%     0.79%
                        --------------------------------------------------------

Expense example



                                                                            1 Year         3 Years        5 Years        10 Years
                                        -------------------------------------------------------------------------------------

INVESTOR SHARES                                                              $109           $340           $590         $1,306

RESTRICTED SHARES                                                             $81           $252           $439           $978


                        This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you  sold  your  shares  at  the end of a period or kept
                        them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of its operations.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.

                                                               Income Portfolio


<Page 5>

                                                    Growth and Income Portfolio
                                             ----------------------------------

                                             Ticker Symbols:    Investor shares
                                                                          DGIIX

                                                        Restricted shares DGIRX

GOAL/APPROACH

The portfolio seeks maximum total return (capital appreciation plus current income). To pursue this goal, it typically invests in a mix of stocks and bonds. The portfolio' s typical asset mix is 50% in stocks and 50% in investment grade bonds (or the unrated equivalent as determined by Dreyfus). Depending on market and economic conditions, the actual mix of stocks to bonds may range from 35% /65% to 65%/35%. The portfolio may invest up to 15% of its net assets in foreign securities.

The portfolio typically invests approximately 80% of its stock allocation in stocks of large-capitalization companies (those whose total market value is more than $1.4 billion) and the remaining 20% in stocks of small-capitalization companies.

The large-cap equity component of the portfolio is actively managed. In choosing these stocks, the manager seeks those that appear likely to show above-average, long-term appreciation, as well as those that appear undervalued. Sector allocations for large-cap investments will generally mirror the allocations of the S&P 500((reg.tm)). The small-cap and foreign equity components and the bond components of the portfolio are not actively managed and are constructed to approximate the investment characteristics of the specified indexes as follows:

(pound) small-cap equity -- Russell 2000 Index

(pound) foreign equity -- Morgan Stanley EAFE Index

(pound) domestic   bond   --  Lehman  Brothers  Intermediate
        Government/Corporate Bond Index

(pound) foreign bond -- J.P. Morgan Global Bond Index

Concepts to understand

GROWTH AND INCOME INVESTING: a management style that seeks some long-term growth, but also includes income-producing investments such as bonds. Bond investments tend to reduce the portfolio's volatility in several ways: their market movements can at times offset those of stocks, their income stream adds to performance throughout the market cycle, and they tend to be less risky than stocks.


<Page 6>
MAIN RISKS

Because stocks and bonds fluctuate in price, the value of your investment in the portfolio will go up and down, and you could lose money.

The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the portfolio will be affected by its asset allocation. If the manager favors an asset class during a period when that
asset   class   underperforms,   the  portfolio' s  performance  may  be  hurt.

The portfolio' s stock investments could cause sudden drops in share price or contribute to long-term underperformance. Small company stocks tend to be more volatile than large company stocks and could have a disproportionate effect on performance. Prices of bonds tend to move inversely with changes in interest rates. Bond prices also may be hurt by declines in the financial condition of the issuer. Foreign stocks and bonds involve special risks, such as exposure to currency fluctuations, economic and political instability, and potentially less liquidity.

Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any market upswing. During such periods, the portfolio may not achieve its investment objective.

Other potential risks

The portfolio, at times, may invest in derivative securities, such as options and futures, primarily to provide an efficient means of achieving the portfolio's target exposure to an asset class; however, such practices sometimes may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the portfolio's performance.

The portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the portfolio's gains or losses.

                                                    Growth and Income Portfolio

<Page 7>
GROWTH AND INCOME PORTFOLIO (CONTINUED)

PAST PERFORMANCE

The tables below show some of the risks of investing in the portfolio. The first table shows the changes in performance of the portfolio's Investor shares from year to year. The second table compares the performance of each of the portfolio' s share classes over time to that of the S&P 500, a widely recognized unmanaged index of stock market performance, and the Customized Blended Index prepared by Dreyfus*. Both tables assume reinvestment of dividends. Of course, past performance is no guarantee of future results.
                        --------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

                                  16.54  20.42   17.47  6.74
90    91    92    93    94    95    96      97      98    99


INVESTOR SHARES

BEST QUARTER:                                 Q4 '98        +12.32%

WORST QUARTER:                                Q3 '98         -2.68%
                        --------------------------------------------------------

Average annual total return AS OF 12/31/99

                                                                       Since
                                                                     inception

                                                      1 Year         (3/31/95)
                        --------------------------------------------------------

INVESTOR SHARES                                         6.74%          16.87%

RESTRICTED SHARES                                       7.07%          16.78%

S&P 500                                                21.03%          27.73%

CUSTOMIZED
BLENDED INDEX                                          11.52%          15.95%

* THE CUSTOMIZED BLENDED INDEX COMBINES THE PERFORMANCE OF SEVERAL UNMANAGED INDEXES IN WEIGHTS REFLECTING THE BASELINE PERCENTAGES OF THE PORTFOLIO'S INVESTMENT IN DOMESTIC AND FOREIGN STOCKS AND BONDS.

What this portfolio is -- and isn't

This portfolio is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.




<Page 8>
EXPENSES

As  an  investor,  you  pay  certain  fees  and  expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of fund assets, so their effect is included in the share price. The portfolio has no sales charge (load) or Rule 12b-1 distribution fees.
                        --------------------------------------------------------

Fee table

                                                           Investor   Restricted
                                                            shares     shares
                        --------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fee                                              0.75%        0.75%

Shareholder services fee                                    0.25%        none

Other expenses                                              0.23%        0.10%
                        --------------------------------------------------------

TOTAL                                                       1.23%        0.85%
                        --------------------------------------------------------

Expense example



                                                                            1 Year         3 Years        5 Years        10 Years
                                        ---------------------------------------------------------------------------------------

INVESTOR SHARES                                                              $125           $390           $676         $1,489

RESTRICTED SHARES                                                             $87           $271           $471         $1,049


                        This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you  sold  your  shares  at  the end of a period or kept
                        them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of its operations.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees. The Fund also paid certain expenses in connection with the transfer of assets to the Fund by another investment company managed by Dreyfus, which, if included in other expenses, would increase the total annual portfolio operating expenses to 1.41% for investor shares.

                                                    Growth and Income Portfolio



<Page 9>
                                                               Growth Portfolio
                                             ----------------------------------

                                             Ticker Symbols:    Investor shares
                                                                          DLGIX

                                                        Restricted shares DLGRX

GOAL/APPROACH

The portfolio seeks capital appreciation. To pursue this goal, it typically invests in a mix of stocks and bonds. The portfolio's typical asset mix is 80% in stocks and 20% in investment grade bonds (or the unrated equivalent as determined by Dreyfus). Depending on market and economic conditions, the actual mix of stocks to bonds may range from 65%/35% to 100% in stocks. The portfolio
may   invest   up   to   25%   of   its   net  assets  in  foreign  securities.

The portfolio typically invests approximately 80% of its stock allocation in stocks of large-capitalization companies (those whose total market value is more than $1.4 billion) and the remaining 20% in stocks of small-capitalization companies.

The large-cap equity component of the portfolio is actively managed. In choosing these stocks, the manager seeks those that appear likely to show above-average, long-term appreciation, as well as those that appear undervalued. Sector allocations for large-cap investments will generally mirror the allocations of the S&P 500. The small-cap and foreign equity components and the bond components of the portfolio are not actively managed and are constructed to approximate the investment characteristics of the specified indexes as follows:

(pound) small-cap equity -- Russell 2000 Index

(pound) foreign equity -- Morgan Stanley EAFE Index

(pound) domestic   bond   --  Lehman  Brothers  Intermediate
        Government/Corporate Bond Index

(pound) foreign bond -- J.P. Morgan Global Bond Index

Concepts to understand

LARGE COMPANIES: established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.


<Page 10>
MAIN RISKS

Because stocks and bonds fluctuate in price, the value of your investment in the portfolio will go up and down, and you could lose money.

The stock and bond markets can perform differently, so the portfolio's performance will be affected by its asset allocation. If the manager favors an asset class during a period when that asset class underperforms, the portfolio's performance may be hurt. The portfolio's performance may be lower than that of more bond-oriented investments during periods when bonds outperform stocks.

The portfolio' s stock investments could cause sudden drops in share price or contribute to long-term underperformance. Compared to larger and midsize companies, small companies carry additional risks because their earnings tend to be less predictable and their stocks less liquid and more volatile. Prices of bonds tend to move inversely with changes in interest rates. Bond prices also may be hurt by declines in the financial condition of the issuer. Foreign stocks and bonds involve special risks, such as exposure to currency fluctuations, economic and political instability, and potentially less liquidity.

Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any market upswing. During such periods, the portfolio may not achieve its investment objective.

Other potential risks

The portfolio, at times, may invest in derivative securities, such as options and futures, primarily to provide an efficient means of achieving the portfolio's target exposure to an asset class; however, such practices sometimes may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the portfolio's performance.

The portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the portfolio's gains or losses.

                                                               Growth Portfolio

<Page 11>

GROWTH PORTFOLIO (CONTINUED)

PAST PERFORMANCE

The tables below show some of the risks of investing in the portfolio. The first table shows the changes in performance of the portfolio's Investor shares from year to year. The second table compares the performance of each of the portfolio' s share classes over time to that of the S&P 500, a widely recognized unmanaged index of stock market performance, and the Customized Blended Index prepared by Dreyfus*. Both tables assume reinvestment of dividends. Of course, past performance is no guarantee of future results.
                        --------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

                                   21.30  26.98   20.94  14.33
90    91    92    93    94    95      96     97     98      99

INVESTOR SHARES

BEST QUARTER:                                 Q4 '98        +18.43%

WORST QUARTER:                                Q3 '98         -7.44%
                        --------------------------------------------------------

Average annual total return AS OF 12/31/99

                                                                     Since
                                                                     inception

                                                      1 Year         (3/31/95)
                        --------------------------------------------------------

INVESTOR SHARES                                        14.33%          22.77%

RESTRICTED SHARES                                      14.64%          23.06%

S&P 500                                                21.03%          27.73%

CUSTOMIZED
BLENDED INDEX                                          18.63%          21.15%

* THE CUSTOMIZED BLENDED INDEX COMBINES THE PERFORMANCE OF SEVERAL UNMANAGED INDEXES IN WEIGHTS REFLECTING THE BASELINE PERCENTAGES OF THE PORTFOLIO'S INVESTMENT IN DOMESTIC AND FOREIGN STOCKS AND BONDS.

What this portfolio is -- and isn't

This portfolio is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.




<Page 12>

EXPENSES

As  an  investor,  you  pay  certain  fees  and  expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of fund assets, so their effect is included in the share price. The portfolio has no sales charge (load) or Rule 12b-1 distribution fees.
                        --------------------------------------------------------

Fee table

                                                           Investor   Restricted
                                                            shares     shares
                        --------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fee                                               0.75%       0.75%

Shareholder services fee                                     0.25%       none

Other expenses                                               0.24%       0.21%
                        --------------------------------------------------------

TOTAL                                                        1.24%       0.96%
                        --------------------------------------------------------

Expense example


                                                                            1 Year         3 Years        5 Years        10 Years
                                       ------------------------------------------------------------------------------------------

INVESTOR SHARES                                                              $126           $393           $681         $1,500

RESTRICTED SHARES                                                             $98           $306           $531         $1,178


                        This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you  sold  your  shares  at  the end of a period or kept
                        them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of its operations.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.

                                                               Growth Portfolio


<Page 13>


MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $120 billion in over 160 mutual fund portfolios. For the fiscal year ended September 30, 1999, each portfolio paid Dreyfus an annual management fee of the following percentage of its average daily net assets: Income Portfolio -- 0.60%; Growth and Income Portfolio -- 0.74%; and Growth Portfolio -- 0.75%. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.5 trillion of assets under management, administration or custody, including approximately $450 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

Dreyfus has engaged its affiliate, Mellon Equity Associates, 500 Grant Street, Pittsburgh, Pennsylvania 15258, to serve as each portfolio's sub-investment adviser. Mellon Equity provides advisory assistance and research and the day-to-day management of each portfolio's investments. As of December 31, 1999, Mellon Equity managed approximately $37.9 billion of assets and served as investment adviser for 10 other investment companies.

Concepts to understand

YEAR 2000 ISSUES: the fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000.

Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


<Page 14>

Steven A. Falci is the primary portfolio manager for each portfolio, a position he has held since the fund's inception. Since April 1994, Mr. Falci has been employed by Mellon Equity Associates, each portfolio's sub-investment adviser
and    an    affiliate    of    Dreyfus.

Dreyfus has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund. Dreyfus portfolio managers and other investment personnel who comply with the Policy' s preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the fund(s) they advise.

                                                                     Management
<Page 15>

FINANCIAL HIGHLIGHTS

Income Portfolio

The following two tables describe the performance of each share class of the Income Portfolio for the fiscal periods indicated. "Total return" shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                  YEAR ENDED SEPTEMBER 30,

INVESTOR SHARES                                              1999           1998           1997           1996          1995(1)
--------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                         13.74          14.01          13.39          13.51          12.50

Investment operations:

      Investment income -- net                                 .60(2)         .65            .72            .73            .39

      Net realized and unrealized gain
      (loss) on investments                                    .13            .49            .95            .18            .62

Total from investment operations                               .73           1.14           1.67            .91           1.01

Distributions:

      Dividends from investment
      income -- net                                           (.61)          (.70)          (.62)          (.60)            --

      Dividends from net realized gain
      on investments                                          (.33)          (.71)          (.43)          (.43)            --

Total distributions                                           (.94)         (1.41)         (1.05)         (1.03)            --

Net asset value, end of period                               13.53          13.74          14.01          13.39          13.51

Total return (%)                                              5.44           8.92          13.19           7.07           8.08(3)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                   1.07           1.13            .97            .85            .43(3)

Ratio of net investment income
to average net assets (%)                                     4.59           4.92           5.52           5.50           2.95(3)

Decrease reflected in above expense
ratios due to actions by Dreyfus (%)                            --             --            .15            .61            .26(3)

Portfolio turnover rate (%)                                 158.10          64.58          72.08          32.95           5.66(3)
---------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                       15,953         11,862         10,136          8,701          8,122

(1)  FROM MARCH 31, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1995.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3 )NOT ANNUALIZED.



<Page 16>




                                                                                   YEAR ENDED SEPTEMBER 30,

RESTRICTED SHARES                                            1999           1998           1997           1996          1995(1)
--------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                        13.78          14.04          13.42          13.52          12.50

Investment operations:

      Investment income -- net                                .65(2)         .61            .71            .64            .40

      Net realized and unrealized gain
      (loss) on investments                                   .11            .57            .99            .31            .62

Total from investment operations                              .76           1.18           1.70            .95           1.02

Distributions:

      Dividends from investment
      income -- net                                          (.66)          (.73)          (.65)          (.62)            --

      Dividends from net realized gain
      on investments                                         (.33)          (.71)          (.43)          (.43)            --

Total distributions                                          (.99)         (1.44)         (1.08)         (1.05)            --

Net asset value, end of period                              13.55          13.78          14.04          13.42          13.52

Total return (%)                                             5.66           9.14          13.50           7.30           8.24(3)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                   .79            .88            .68            .60            .30(3)

Ratio of net investment income
to average net assets (%)                                    4.84           5.15           5.87           5.75           3.08(3)

Decrease reflected in above expense
ratios due to actions by Dreyfus (%)                           --             --            .14            .61            .26(3)

Portfolio turnover rate (%)                                158.10          64.58          72.08          32.95           5.66(3)
--------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                      45,221         40,582         22,727         12,889          8,141

(1)  FROM MARCH 31, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1995.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3 )NOT ANNUALIZED.


                                                           Financial Highlights
<Page 17>

FINANCIAL HIGHLIGHTS

Growth and Income Portfolio

The following two tables describe the performance of each share class of the Growth and Income Portfolio for the fiscal periods indicated. "Total return" shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                   YEAR ENDED SEPTEMBER 30,

INVESTOR SHARES                                              1999           1998           1997           1996          1995(1)
--------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                         17.10          19.05          15.43          14.29          12.50

Investment operations:

      Investment income -- net                                 .45(2)         .72(2)         .57(2)         .90(2)         .27

      Net realized and unrealized gain
      (loss) on investments                                   1.92            .28           3.36           1.12           1.52

Total from investment operations                              2.37           1.00           3.93           2.02           1.79

Distributions:

      Dividends from investment
      income -- net                                           (.59)          (.61)            --           (.40)            --

      Dividends from net realized gain
      on investments                                          (.45)         (2.34)          (.31)          (.48)            --

Total distributions                                          (1.04)         (2.95)          (.31)          (.88)            --

Net asset value, end of period                               18.43          17.10          19.05          15.43          14.29

Total return (%)                                             14.17           6.04          25.85          14.84          14.32(3)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                   1.35           1.08           1.00           1.00            .51(3)

Ratio of net investment income
to average net assets (%)                                     3.37           3.81           3.85           3.35           1.98(3)

Decrease reflected in above expense
ratios due to actions by Dreyfus (%)                           .06             --            .05            .39            .33(3)

Portfolio turnover rate (%)                                 142.50          76.78         107.85         122.52          33.55(3)
--------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                       68,839          3,976            683            160          8,602

(1)  FROM MARCH 31, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1995.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3 )NOT ANNUALIZED.




<Page 18>




                                                                                   YEAR ENDED SEPTEMBER 30,

RESTRICTED SHARES                                            1999           1998           1997           1996          1995(1)
-------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                        16.46          18.43          15.34          14.31          12.50

Investment operations:

      Investment income -- net                                .64(2)         .70            .58            .33            .27

      Net realized and unrealized gain
      (loss) on investments                                  1.69            .30           3.16           1.60           1.54

Total from investment operations                             2.33           1.00           3.74           1.93           1.81

Distributions:

      Dividends from investment
      income -- net                                          (.63)          (.63)          (.34)          (.42)            --

      Dividends from net realized gain
      on investments                                         (.45)         (2.34)          (.31)          (.48)            --

Total distributions                                         (1.08)         (2.97)          (.65)          (.90)            --

Net asset value, end of period                              17.71          16.46          18.43          15.34          14.31

Total return (%)                                            14.51           6.28          25.22          14.17          14.48(3)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                   .84            .84            .78            .75            .38(3)

Ratio of net investment income
to average net assets (%)                                    3.65           4.06           3.52           3.60           2.10(3)

Decrease reflected in above expense
ratios due to actions by Dreyfus (%)                          .01             --            .06            .39            .33(3)

Portfolio turnover rate (%)                                142.50          76.78         107.85         122.52          33.55(3)
---------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                     204,096        186,397        172,705        124,677          9,248

(1)  FROM MARCH 31, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1995.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3 )NOT ANNUALIZED.



                                                           Financial Highlights
<Page 19>

FINANCIAL HIGHLIGHTS

Growth Portfolio

The following two tables describe the performance of each share class of the Growth Portfolio for the fiscal periods indicated. "Total return" shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                    YEAR ENDED SEPTEMBER 30,

INVESTOR SHARES                                              1999           1998           1997           1996          1995(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                        15.93          20.50          16.58          14.82          12.50

Investment operations:

      Investment income -- net                                .39(2)         .44(2)         .62            .32            .19

      Net realized and unrealized gain
      (loss) on investments                                  3.25            .03           4.68           2.42           2.13

Total from investment operations                             3.64            .47           5.30           2.74           2.32

Distributions:

      Dividends from investment
      income -- net                                          (.34)          (.46)          (.26)          (.28)            --

      Dividends from net realized gain
      on investments                                         (.71)         (4.58)         (1.12)          (.70)            --

Total distributions                                         (1.05)         (5.04)         (1.38)          (.98)            --

Net asset value, end of period                              18.52          15.93          20.50          16.58          14.82

Total return (%)                                            23.50           2.97          34.32          19.58          18.56(3)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                  1.24           1.18           1.06           1.00            .51(3)

Ratio of net investment income
to average net assets (%)                                    2.14           2.65           2.05           2.08           1.39(3)

Decrease reflected in above expense
ratios due to actions by Dreyfus (%)                           --             --            .27            .53            .26(3)

Portfolio turnover rate (%)                                 95.42          89.23         118.49          77.83          52.86(3)
---------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                       9,656          3,746          8,662         14,458         11,939

(1)  FROM MARCH 31, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1995.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3 )NOT ANNUALIZED.




<Page 20>




                                                                                    YEAR ENDED SEPTEMBER 30,

RESTRICTED SHARES                                            1999           1998           1997           1996          1995(1)
--------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                        15.89          20.52          16.59          14.84          12.50

Investment operations:

      Investment income -- net                                .42(2)         .52            .41            .28            .21

      Net realized and unrealized gain
      (loss) on investments                                  3.27           (.02)          4.94           2.48           2.13

Total from investment operations                             3.69            .50           5.35           2.76           2.34

Distributions:

      Dividends from investment
      income -- net                                          (.40)          (.55)          (.30)          (.31)            --

      Dividends from net realized gain
      on investments                                         (.71)         (4.58)         (1.12)          (.70)            --

Total distributions                                         (1.11)         (5.13)         (1.42)         (1.01)            --

Net asset value, end of period                              18.47          15.89          20.52          16.59          14.84

Total return (%)                                            23.93           3.17          34.70          19.73          18.72(3)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                   .96            .94            .83            .75            .38(3)

Ratio of net investment income
to average net assets (%)                                    2.33           2.84           2.38           2.38           1.51(3)

Decrease reflected in above expense
ratios due to actions by Dreyfus (%)                           --             --            .20            .53            .26(3)

Portfolio turnover rate (%)                                 95.42          89.23         118.49          77.83          52.86(3)
---------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                      78,554         56,431         46,960         28,143         11,898

(1)  FROM MARCH 31, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1995.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3 )NOT ANNUALIZED.


                                                           Financial Highlights
<Page 21>

                                                                Your Investment

ACCOUNT POLICIES

Buying shares

EACH PORTFOLIO OFFERS TWO SHARE CLASSES -- Investor shares and Restricted shares. Investor shares are offered to any investor. Restricted shares are sold primarily to clients of certain financial institutions that have selling agreements with the fund' s distributor or that provide sub-accounting or recordkeeping. YOU PAY NO SALES CHARGES to invest in this fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:
00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are generally valued based on market value or,

Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt.

Minimum investments

                                  Initial          Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                  $2,500           $100
                                                   $500 FOR
                                                   TELETRANSFER INVESTMENTS

TRADITIONAL IRAS                  $750             NO MINIMUM

SPOUSAL IRAS                      $750             NO MINIMUM

ROTH IRAS                         $750             NO MINIMUM

EDUCATION IRAS                    $500             NO MINIMUM
                                                   AFTER THE FIRST YEAR

DREYFUS AUTOMATIC                 $100             $100
INVESTMENT PLANS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.



<Page 22>

where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

BEFORE SELLING RECENTLY PURCHASED SHARES, please note that if the fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to eight business days or until it has collected payment.
                        --------------------------------------------------------

Limitations on selling shares by phone

Proceeds
sent by                                   Minimum       Maximum
                        --------------------------------------------------------

CHECK                                     NO MINIMUM    $250,000 PER DAY

WIRE                                      $1,000        $500,000 FOR JOINT
ACCOUNTS
                                                        EVERY 30 DAYS

TELETRANSFER                              $500          $500,000 FOR JOINT
ACCOUNTS
                                                        EVERY 30 DAYS

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

(pound) amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

(pound) requests to send the proceeds to a different  payee or address

Written sell orders of $100,000 or more also must be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

                                                                Your Investment

<Page 23>

ACCOUNT POLICIES (CONTINUED)

General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes
reasonable    measures    to    verify    the    order.

THE FUND RESERVES THE RIGHT TO:

                        (pound)refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

(pound) refuse any purchase or exchange request in excess of 1% of the fund's total assets

(pound) change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

(pound) change its minimum investment amounts

(pound) delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; accounts participating in automatic investment programs; accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

<Page 24>

DISTRIBUTIONS AND TAXES

THE FUND USUALLY PAYS ITS SHAREHOLDERS DIVIDENDS from its net investment income and distributes any net capital gains it has realized once a year. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

FUND DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-deferred account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
                        --------------------------------------------------------

Taxability of distributions

Type of                                    Tax rate for    Tax rate for
distribution                               15% bracket     28% bracket or above
                        --------------------------------------------------------

INCOME                                     ORDINARY        ORDINARY
DIVIDENDS                                  INCOME RATE     INCOME RATE

SHORT-TERM                                 ORDINARY        ORDINARY
CAPITAL GAINS                              INCOME RATE     INCOME RATE

LONG-TERM
CAPITAL GAINS                              10%             20%

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions

Except for tax-deferred accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table at right also can provide a guide for your potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months.

                                                                Your Investment
<Page 25>



SERVICES FOR FUND INVESTORS

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.
                        --------------------------------------------------------

For investing

DREYFUS AUTOMATIC                             For making automatic investments
ASSET BUILDER((reg.tm))                       from a designated bank account.

DREYFUS PAYROLL                               For making automatic investments
SAVINGS PLAN                                  through a payroll deduction.

DREYFUS GOVERNMENT                            For making automatic investments
DIRECT DEPOSIT                                from your federal employment,
PRIVILEGE                                     Social Security or other regular
                                              federal government check.

DREYFUS DIVIDEND                              For automatically reinvesting the
SWEEP                                         dividends and distributions from
                                              one Dreyfus fund into another
                                              (not available for IRAs).
                        --------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                                 For making regular exchanges
EXCHANGE PRIVILEGE                            from one Dreyfus fund into
                                              another.
                        --------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC                             For making regular withdrawals
WITHDRAWAL PLAN                               from most Dreyfus funds.

Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.


<Page 26>


Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one Dreyfus fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application.

24-hour automated account access

YOU CAN EASILY MANAGE YOUR DREYFUS ACCOUNTS, check your account balances, transfer money between your Dreyfus funds, get price and yield information and much more -- when it's convenient for you.

Retirement plans

Dreyfus offers a variety of retirement plans, including traditional, Roth and Education IRAs. Here's where you call for information:

(pound)  for traditional, rollover, Roth and Education IRAs, call 1-800-645-656

(pound) for SEP-IRAs, Keogh accounts, 401(k) and 403(b) accounts, call 1-800-358-0910

                                                                Your Investment
<Page 27>

 INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   The Dreyfus Family of Funds
P.O. Box 9387, Providence, RI 02940-9387


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to: The Dreyfus Family of Funds P.O. Box 105, Newark, NJ 07101-0105


           By Telephone

   WIRE  Have your bank send your
investment to The Bank of New York, with these instructions:

   * ABA# 021000018

   * DDA# 8900251786 Income Portfolio

   * DDA# 8900118253 Growth and Income Portfolio

   * DDA# 8900251794 Growth Portfolio

   * your Social Security or tax ID number

   * name(s) of investor(s)

   Call us to obtain an account number. Return your application.

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900251786 Income Portfolio

* DDA# 8900118253 Growth and Income Portfolio

* DDA# 8900251794 Growth Portfolio

* your account number

* name(s) of investor(s)

ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.

           Automatically

   WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic service(s) you want. Return your application with your investment.

   WITHOUT ANY INITIAL INVESTMENT Check the Dreyfus Step Program option on your application. Return your application, then complete the additional materials when they are sent to you.

ALL SERVICES Call us to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the forms along with any other required materials.

           Via the Internet

   COMPUTER Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.






<Page 28>


TO SELL SHARES

Write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to: The Dreyfus Family of Funds P.O. Box 9671, Providence, RI 02940-9671

WIRE Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank.

TELETRANSFER Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.

CHECK Call us to request your transaction. A check will be sent to the address of record.

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.


  To reach Dreyfus, call toll free in the U.S.

  1-800-645-6561

  Outside the U.S. 516-794-5452

  Make checks payable to:

  THE DREYFUS FAMILY OF FUNDS

  You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

                                                                Your Investment
<Page 29>


 INSTRUCTIONS FOR IRAS

   TO OPEN AN ACCOUNT

           In Writing

   Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

   Mail your application and a check to:
The Dreyfus Trust Company, Custodian P.O. Box 6427, Providence, RI 02940-6427

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail in the slip and the check (see "To Open an Account" at left).

           By Telephone


WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900251786 Income Portfolio

* DDA# 8900118253 Growth and Income Portfolio

* DDA# 8900251794 Growth Portfolio

* your account number

* name of investor

* the contribution year

ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

TELEPHONE CONTRIBUTION Call to request us to move money from a regular Dreyfus account to an IRA (both accounts must be held in the same shareholder name).

           Automatically

   WITHOUT ANY INITIAL INVESTMENT  Call us
to request a Dreyfus Step Program form. Complete and return the form along with your application.

ALL SERVICES Call us to request a form to add an automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

All contributions will count as current year.

           Via the Internet

   COMPUTER Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.







<Page 30>

TO SELL SHARES

Write a letter of instruction that includes:

* your name and signature

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds

* whether the distribution is qualified or premature

* whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required.

Mail in your request (see "To Open an Account" at left).


DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.


  To reach Dreyfus, call toll free in the U.S.

  1-800-645-6561

  Outside the U.S. 516-794-5452

  Make checks payable to:

  THE DREYFUS TRUST COMPANY, CUSTODIAN

  You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

                                                                Your Investment
<Page 31>


NOTES



                                                          For More Information.

                        Dreyfus LifeTime Portfolios, Inc.
                        -----------------------------

                        SEC file number:  811-7878

                        More information on this fund is available free upon request, including the following:

                        Annual/Semiannual Report

                        Describes each portfolio's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected each portfolio's performance during the last fiscal year.

                        Statement of Additional Information (SAI)

                        Provides more details about each portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Text-only versions of fund documents can be viewed online or downloaded from:

      SEC
      http://www.sec.gov

      DREYFUS
      http://www.dreyfus.com

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

(c) 2000 Dreyfus Service Corporation                                  DRPP0200








--------------------------------------------------------------------------------


                        DREYFUS LIFETIME PORTFOLIOS, INC.
                                INCOME PORTFOLIO
                           GROWTH AND INCOME PORTFOLIO
                                GROWTH PORTFOLIO
                INVESTOR CLASS SHARES AND RESTRICTED CLASS SHARES
                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 1, 2000


--------------------------------------------------------------------------------


      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus LifeTime Portfolios, Inc. (the "Fund"), dated February 1, 2000. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:


                          Call Toll Free 1-800-645-6561
                     In New York City -- Call 1-718-895-1206
                      Outside the U.S. -- Call 516-794-5452

      The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

                                                                          Page

Description of the Fund and Portfolios.....................................B-2
Management of the Fund.....................................................B-17
Management Arrangements....................................................B-23
How to Buy Shares..........................................................B-27
Shareholder Services Plan..................................................B-29
How to Redeem Shares.......................................................B-30
Shareholder Services.......................................................B-32
Determination of Net Asset Value...........................................B-36
Dividends, Distributions and Taxes.........................................B-37
Portfolio Transactions.....................................................B-39
Performance Information....................................................B-40
Information About the Fund and Portfolios..................................B-42
Counsel and Independent Auditors...........................................B-44
Appendix...................................................................B-45

                     DESCRIPTION OF THE FUND AND PORTFOLIOS

 ......The Fund is a Maryland corporation formed on July 15, 1993. Each Portfolio is a separate portfolio of the Fund, an open-end management investment company, known as a mutual fund. Each Portfolio is a diversified portfolio, which means that, with respect to 75% of the Portfolio's total assets, the Portfolio will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer.

     The Dreyfus Corporation ("Dreyfus") serves as each Portfolio's investment adviser. Dreyfus has engaged its affiliate, Mellon Equity Associates ("Mellon Equity"), to serve as each Portfolio's sub-investment adviser and to provide day-to-day management of each Portfolio's investments, subject to the supervision of Dreyfus. Dreyfus and Mellon Equity are referred to collectively as the "Advisers."

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of each Portfolio's shares.

Investment Approach

      The following information supplements and should be read in conjunction with the Fund's Prospectus.

      I. ASSET ALLOCATION BASELINE. For each Portfolio, Mellon Equity will establish an asset allocation baseline (the "Portfolio Baseline"). The Portfolio Baseline describes target levels or relative weights for the Portfolio's asset classes: Level One describes the relative weighing of total assets between international assets, domestic assets, and money market instruments; Level Two describes the relative weighing of international and domestic assets between common stock and fixed-income assets; and Level Three describes the relative weighing of domestic common stock assets between large and small capitalization stocks. The following table illustrates this hierarchy:



                  Level One                            Level Two                              Level Three

                                           International                                      Domestic
               Total Assets                  Assets              Domestic Assets              Equity
       ------------------------------  ------------------   --------------------     ---------------------

                            Money
                            Market                Fixed                  Fixed
Portfolio Int'l  Domestic Instruments  Equity    Income     Equity       Income     Large Cap   Small Cap

Income     N/A     90%       10%         N/A       N/A       25%          75%        100%       N/A

Growth
 and

 Income    10%     90%        *          50%       50%       50%          50%         80%       20%

Growth     15%     85%        *          80%       20%       80%          20%         80%       20%
----------
*     Not held as an asset class.  Money market instruments held for transactional and liquidity purposes only.
      Mellon Equity will attempt to maintain relative asset class weights consistent with the Portfolio Baseline as adjusted by the Active Allocation Overlay described below. At any given time, however, actual weights will not equal the Portfolio Baseline because of fluctuations in market values, money market instruments held for transactional and liquidity purposes, and Mellon Equity's active allocation overlay decisions as described below.

      II. ACTIVE ALLOCATION OVERLAY. For each of the Growth Portfolio and the Growth and Income Portfolio, Mellon Equity will establish two active allocation ranges ("Portfolio Overlay One" and "Portfolio Overlay Two"). Portfolio Overlay One describes the amount of over/under weighing to the Portfolio Baseline for the relative weighing between international and domestic assets. Portfolio Overlay Two describes the amount of over/under weighing to the Portfolio Baseline for the relative weighing of domestic assets between common stock and fixed-income assets. The following table illustrates these ranges:

        Portfolio            Portfolio Overlay One      Portfolio Overlay Two

------------------------- --------------------------- --------------------------

                          Range for Relative          Range for Relative
                          Weighing of International   Weighing of Domestic
                          and Domestic Assets         Assets Between Equity

                                                      Assets and Fixed-Income
                                                      Assets

Growth and Income         +/- 5% of Portfolio         +/- 15% of Portfolio
                          Baseline                    Baseline

Growth                    +/- 10% of Portfolio        +20%/-15% of Portfolio
                          Baseline                    Baseline

      The following examples illustrate Mellon Equity's allocation overlay process:

Example 1: Given the Level One Portfolio Baseline for the Growth and Income Portfolio of 10% of total assets in international securities and 90% of total assets in domestic securities, under Portfolio Overlay One, Mellon Equity could invest as much as 15% of the Growth and Income Portfolio's total assets in international securities and 85% of its total assets in domestic securities or as little as 5% of its total assets in international securities and 95% of its total assets in domestic securities.

Example 2: Given the Level Two Portfolio Baseline for the Growth and Income Portfolio of 50% of domestic assets in equity securities and 50% of domestic assets in fixed-income securities, under Portfolio Overlay Two, Mellon Equity could invest as much as 65% of the Growth and Income Portfolio's assets invested in domestic assets in equity securities and 35% of such domestic assets in fixed-income securities or as little as 35% of the Portfolio's assets invested in domestic assets in equity securities and 65% of such domestic assets in fixed-income securities.

      Under normal circumstances, Mellon Equity expects to maintain relative asset class weights consistent with the Portfolio Baseline adjusted by Portfolio Overlay One and Portfolio Overlay Two as described above. At any given time, however, actual weights may not fall within the ranges suggested by the Portfolio Baseline adjusted by Portfolio Overlay One and Portfolio Overlay Two because of fluctuations in market values, cash and cash-equivalents held for transactional and liquidity purposes, and Portfolio rebalancing.

      Mellon Equity reserves the right to vary the relative asset class weights and the percentage of assets invested in any asset class from the Portfolio Baseline adjusted by Portfolio Overlay One and Portfolio Overlay Two described above as the risk and return characteristics of either asset classes or markets, as assessed by Mellon Equity, vary over time. None of the Portfolios will be managed as a balanced portfolio, which would require that at least 25% of the Portfolio's total assets be invested in fixed-income securities.

      III. IMPLEMENTING THE ACTIVE ALLOCATION OVERLAY. To implement Portfolio Overlay One, Mellon Equity will employ a proprietary country asset allocation model (the "Country Model"). The Country Model evaluates the return and risk characteristics of individual capital markets and their correlation across countries, incorporates expected movements in currency markets to determine expected U.S. dollar returns, and then employs an international correlation model to recommend appropriate relative weightings.

      To implement Portfolio Overlay Two, Mellon Equity will employ a proprietary domestic asset allocation model (the "Domestic Model"). The Domestic Model evaluates the return and risk characteristics of the domestic equity and fixed-income markets by comparing the valuation of equity and fixed-income assets relative to their current market prices and long-term values in the context of the current economic environment. Once this analysis is completed, the Domestic Model recommends appropriate relative weightings.

      With respect to the Growth Portfolio and the Growth and Income Portfolio, Mellon Equity will compare each such Portfolio's relative asset class weights from time to time to that suggested by the Country Model and the Domestic Model. Recommended changes will be implemented subject to Mellon Equity's assessment of current economic conditions and investment opportunities. From time to time, Mellon Equity may change the criteria and methods used to implement the recommendations of the asset allocation models.

      IV. ASSET CLASS BENCHMARKS. For each asset class, other than money market instruments, a market-based index is designated as a benchmark or reference for the respective asset class (the "Asset Class Benchmark"). A brief description of each Asset Class Benchmark listed in the table below is contained in Section VI. The Asset Class Benchmarks are used in the investment management process as described in the following section. The Asset Class Benchmarks are listed in the following table:

       Asset Class              Portfolios              Asset Class Benchmark

-----------------------  -------------------------- ---------------------------

Domestic Large Cap        Income, Growth and Income  Standard & Poor's 500 Index
Equity                    and Growth                 ("S&P 500 Index")

Domestic Small Cap        Growth and Income and      Russell 2000(R) Index
Equity                    Growth

International Equity      Growth and Income and      Morgan Stanley Capital
                          Growth                     International Europe,

                                                     Australia, Far East (Free)
                                                     Index ("EAFE Index")*

Domestic Fixed-Income     Income, Growth and Income  Lehman Brothers
                          and Growth                 Government/Corporate

                                                     Intermediate Bond Index
                                                     ("Lehman Government/
                                                     Corporate Index")

International             Growth and Income and      J.P. Morgan Non-US
Fixed-Income              Growth                     Government Bond Index -
                                                     Hedged ("J.P. Morgan Global
                                                     Index")

----------------------------
*     In U.S. dollars

      Under normal circumstances, Mellon Equity expects to use the Asset Class Benchmarks as described below. Mellon Equity, however, reserves the right to substitute another suitable Asset Class Benchmark if the then-existing Asset Class Benchmark is no longer calculated, suffers a material change in formula or content, fails to adequately reflect the return characteristics of the asset class, or for any other reason, in the judgment of Mellon Equity, is inappropriate.

      V. ASSET CLASS INVESTMENT MANAGEMENT. When constructing portfolios for each asset class, Mellon Equity seeks to select securities which, in the aggregate, have approximately the same investment characteristics as those of the Asset Class Benchmark with expected returns equal to or better than that of the Asset Class Benchmark. Some of the asset classes will be managed on an indexed basis and Mellon Equity reserves the right, in its judgment, to manage asset classes either actively or on an indexed basis consistent with the Portfolio's investment objective.

      For asset classes managed on an indexed basis, a statistically based "sampling" technique will be used to construct portfolios. The sampling technique is expected to be an effective means of substantially duplicating the investment performance of the Asset Class Benchmark. It will not, however, provide investment performance relative to the Asset Class Benchmark with the same degree of accuracy that complete or full replication would provide.

      If possible, Mellon Equity will seek to fully replicate the holdings of an Asset Class Benchmark when managing an indexed portfolio. Such a strategy is limited by the number of securities in the Asset Class Benchmark and will not provide investment performance equal to that of the Asset Class Benchmark owing to certain factors, including Asset Class Benchmark changes, calculation rules which assume dividends are reinvested into the Asset Class Benchmark on ex-dividend dates and transaction costs of rebalancing.

      For asset classes that are actively managed, Mellon Equity will employ proprietary valuation models to assist in the selection of stocks and in the construction of portfolios that maintain the investment characteristics of the Asset Class Benchmark consistent with the Portfolio's investment objective. In its active investment process, Mellon Equity concentrates on fundamental factors such as relative price/earnings ratios, relative book to price ratios, earnings growth rates and momentum, and consensus earnings expectations and changes in that consensus to value and rank stocks based on expected relative performance to the Asset Class Benchmark.

      Mellon Equity will seek to manage each asset class consistent with the descriptions above and with each Portfolio's investment objective. Across the Portfolios, it is not anticipated that each asset class will be managed identically with respect to being an indexed portfolio or actively managed. For example, the domestic equity, large cap asset class could be managed as an index portfolio in the Income Portfolio while being actively managed in the other Portfolios.

      Mellon Equity may choose to combine Asset Class Benchmarks proportionately if the amount of investable assets in a Portfolio is deemed low in the judgment of Mellon Equity. For example, the domestic equity large cap and small cap Asset Class Benchmarks could be combined proportionately according to the Portfolio Baseline in order to create more efficient portfolio management as deemed appropriate by Mellon Equity. Mellon Equity would continue to provide investment management services as described above, but would manage to the combined Asset Class Benchmark.

      VI.  DESCRIPTION OF ASSET CLASS BENCHMARKS.

Common Stocks. The S&P 500 Index is composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding.

      The Russell 2000(R) Index is an unmanaged index and is composed of the smallest companies in the Russell 3000(R) Index. The Russell 3000(R) Index is composed of 3,000 of the largest U.S. companies by market capitalization.

      The EAFE Index is a broadly diversified international index composed of the equity securities of approximately 1,548 companies located outside the United States. The weightings of stocks in the EAFE Index are based on each stock's market capitalization relative to the total market capitalization of all stocks in the Index.

Fixed Income Securities. The Lehman Government/Corporate Index is composed of approximately 5,000 fixed-income securities, including U.S. Government securities and investment grade corporate bonds, with an average outstanding market value of more than $600 million and maturities of less than ten years and greater than one year.

      The J.P. Morgan Global Government Index is composed of traded, fixed-rate government bonds from twelve countries with maturities of greater than one year. The twelve countries are Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden and the United Kingdom.

Certain Portfolio Securities

      The following information supplements and should be read in conjunction with the Fund's Prospectus.

      Depositary Receipts. (Growth and Income Portfolio and Growth Portfolio only) Each of these Portfolios may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.


      These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.


      Money Market Instruments. The short-term money market instruments in which a Portfolio may invest consist of U.S. Government securities, bank obligations, including certificates of deposit, time deposits and bankers' acceptances and other short-term obligations of domestic or foreign banks, domestic savings and loan associations and other banking institutions having total assets in excess of $1 billion; commercial paper, and repurchase agreements. The Income Portfolio will purchase only money market instruments having remaining maturities of 13 months or less.


      The Income Portfolio generally invests up to 10% of its assets in money market instruments. When the Advisers determine that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest without limitation in money market instruments. A Portfolio also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.


      Zero Coupon Securities. Each Portfolio may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Each Portfolio also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

      Foreign Government Obligations; Securities of Supranational Entities. (Growth and Income Portfolio and Growth Portfolio only) Each of these Portfolios may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Advisers to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

      Investment Companies. Each Portfolio may invest in securities issued by other investment companies to the extent consistent with its investment objective. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Portfolio's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.


      Illiquid Securities. Each Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.


Investment Techniques

      The following information supplements and should be read in conjunction with the Fund's Prospectus.


      Foreign Currency Transactions. (Growth and Income Portfolio and Growth Portfolio only) Each of these Portfolios may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.


      Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive. The Portfolio's success in these transactions will depend principally on the Advisers' ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

      Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.


      Leverage. Leveraging (that is, buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of a Portfolio's portfolio. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a Portfolio to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


      A Portfolio may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Portfolio retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. Except for these transactions, a Portfolio's borrowings generally will be unsecured.

      Derivatives. Each Portfolio may invest in, or enter into, derivatives, such as options and futures, for a variety of reasons, primarily to provide a substitute for purchasing or selling particular securities, but also to hedge certain market risks, or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Portfolio's performance.



      If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

      Although neither the Fund nor any Portfolio will be a commodity pool, certain derivatives subject the Portfolios to the rules of the Commodity Futures Trading Commission which limit the extent to which a Portfolio can invest in such derivatives. Each Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, no Portfolio may invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.




      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Advisers will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions--In General. A Portfolio may enter into futures contracts in U.S. domestic markets or, in the case of the Growth and Income Portfolio and Growth Portfolio, on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities which are traded on domestic exchanges or those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.


      Engaging in these transactions involves risk of loss to a Portfolio which could adversely affect the value of the Portfolio's net assets. Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.


      Successful use of futures by a Portfolio also is subject to the ability of the Advisers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Portfolio may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting a Portfolio's ability otherwise to invest those assets.


Specific Futures Transactions. A Portfolio may purchase and sell stock index futures contracts. A stock index future obligates a Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

      A Portfolio may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

      The Growth and Income Portfolio and Growth Portfolio may purchase and sell currency futures. A foreign currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.


Options--In General. Each Portfolio may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Each Portfolio may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

      A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Portfolio is covered when, among other things, the Portfolio segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.


      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.


Specific Options Transactions. A Portfolio may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.


      The Growth and Income Portfolio and Growth Portfolio may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

      Successful use by a Portfolio of options will be subject to the ability of the Advisers to predict correctly movements in the prices of individual stocks or the stock market generally. To the extent such predictions are incorrect, a Portfolio may incur losses.

      Future Developments. A Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

      Lending Portfolio Securities. Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3% of the value of the Portfolio's total assets, and the Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Portfolio at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio. In connection with its securities lending transactions, a Portfolio may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.


      Forward Commitments. A Portfolio may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make payment until it receives delivery from the counterparty. The Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. The Portfolio will segregate permissible liquid assets at least equal at all times to the amount of the Portfolio's purchase commitments.


      Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when a Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

Investment Considerations and Risks

      General. Because each Portfolio will have at any given time a different asset mix to achieve its investment objective, the risks of investing will vary depending on the Portfolio selected for investment. Before selecting a Portfolio in which to invest, the investor should assess the risks associated with the types of investments made by the Portfolio. The net asset value per share of each Portfolio should be expected to fluctuate. Investors should consider each Portfolio as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.

      Foreign Securities. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

      Because stock certificates and other evidences of ownership of such securities usually are held outside the United States, the Growth and Income Portfolio and Growth Portfolio will be subject to additional risks, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principal, interest and dividends on the foreign securities to investors located outside the country of the issuers, whether from currency blockage or otherwise.

      Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

      Simultaneous Investments. Investment decisions for each Portfolio are made independently from those of other investment companies or accounts advised by the Advisers. If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

Investment Restrictions

      Each Portfolio's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. In addition, the Portfolios have adopted certain investment restrictions as fundamental policies and certain other investment restrictions as non-fundamental policies, as described below.

      Each Portfolio has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares. Investment restrictions numbered 11 through 16 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. No Portfolio may:

      1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

      2. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Portfolio's total assets.

      3. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      4. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

      5. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 331/3% of the Portfolio's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

      6. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 331/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Directors.

      7. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

      8. Invest more than 25% of the value of its assets in the securities of issuers in any single industry, provided that, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 3, 5, 12 and 13 may be deemed to give rise to a senior security.

      10. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      11. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

      12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      13. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Fund's Prospectus and this Statement of Additional Information.

      14. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Portfolio's investments in all such companies to exceed 5% of the value of its total assets.

      15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested.

      16. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

      If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                             MANAGEMENT OF THE FUND

      The Fund's Board is responsible for the management and supervision of each Portfolio. The Board approves all significant agreements with those companies that furnish services to the Portfolio. These companies are as follows:

      The Dreyfus Corporation................    Investment Adviser
      Mellon Equity Associates...............    Sub-Investment Adviser
      Premier Mutual Fund Services, Inc......    Distributor
      Dreyfus Transfer, Inc..................    Transfer Agent
      Mellon Bank, N.A.......................    Custodian

     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Fund


JOSEPH S. DiMARTINO. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor and Century Business Services, Inc. (formerly, International Alliance Services, Inc.), a provider of various outsourcing functions for small and medium sized companies. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus and until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 56 years old and his address is 200 Park Avenue, New York, New York 10166.

LUCY WILSON  BENSON,   Board  Member.   President  of  Benson  and   Associates,
     consultants to business and government. Mrs. Benson is a director of COMSAT and Logistics Management Institute. She is also a Trustee of the Alfred P. Sloan Foundation, Vice Chairman of the Board of Trustees of Lafayette College, Vice Chairman of the Citizens Network for Foreign Affairs and of the Atlantic Council of the U.S. and a member of the Council on Foreign Relations. From 1980 to 1994, Mrs. Benson was a director of The Grumman Corporation and from 1990 to 1998, she was a director of General RE Corporation. Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 to 1981. From 1977 to 1980, she was Under Secretary of State of Security Assistance, Science and Technology. She is 72 years old and her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.

DAVID W. BURKE, Board Member. Board member of various funds in the Dreyfus
      Family of Funds. Chairman of the Broadcasting Board of Governors, an independent board within the United States Information Agency, from August 1994 to November 1998. From August 1994 to December 1994, Mr. Burke was a Consultant to Dreyfus, and from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of Dreyfus. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 63 years old and his address is 197 Eighth Street, Charleston, Massachusetts 02109.

MARTIN D. FIFE,  Board  Member.  Chairman of the Board of Magar Inc.,  a company specializing in financial products and developing early stage companies. In addition, Mr. Fife is Chairman of the Board and Chief Executive Officer of Skysat Communications Network Corporation, a company developing telecommunications systems. Mr. Fife also serves on the boards of various other companies. He is 72 years old and his address is 405 Lexington Avenue, New York, New York 10174.

WHITNEY I.  GERARD,  Board  Member.  Partner  of the New  York  City law firm of
     Chadbourne & Parke. He is 65 years old and his address is 30 Rockefeller Plaza, New York, New York 10112.

ROBERT R.  GLAUBER,  Board  Member.  Research  Fellow,  Center for  Business and
     Government at the John F. Kennedy School of Government, Harvard University, since January 1992. Mr. Glauber was Under Secretary of the Treasury for Finance at the U.S. Treasury Department from May 1989 to January 1992. For more than five years prior thereto, he was a Professor of Finance at the Graduate School of Business Administration of Harvard University and, from 1985 to 1989, Chairman of its Advanced Management Program. He is chairman of The Measurisk Group, a risk measurement advisory and software development firm, co-chairman of the Investment Committee, Massachusetts State Retirement Fund, and is also a director of The Dun & Bradstreet Corp, Exel Limited, a Bermuda based insurance company, Cooke and Bieler, Inc., investment counselors, National Association of Securities Dealers, Inc., NASD Regulation, Inc. and the Federal Reserve Bank of Boston. He is 60 years old and his address is 79 John F. Kennedy Street, Cambridge, Massachusetts 02138.

ARTHUR A. HARTMAN,  Board Member.  Senior  consultant  with APCO Associates Inc.
     From 1981 to 1987, he was United States Ambassador to the former Soviet Union. He sits on the Boards of Ford Meter Box Corporation and Lawter International and is a member of the advisory councils of several other companies, research institutes and foundations. Ambassador Hartman is Chairman of First NIS Regional Fund (ING/Barings Management). He is a former President of the Harvard Board of Overseers. He is 73 years old and his address is 2738 McKinley Street, N.W., Washington, D.C. 20015.

GEORGE L. PERRY,  Board Member.  An economist and Senior Fellow at the Brookings
     Institution since 1969. He is co-director of the Brookings Panel on Economic Activity and editor of its journal, The Brookings Papers. He is also a director of the State Farm Mutual Automobile Association and State Farm Life Insurance Company and a Trustee of Federal Realty Investment Trust. He is 66 years old and his address is 1775 Massachusetts Avenue, N.W., Washington, D.C. 20036.

PAUL D.  WOLFOWITZ,  Board Member.  Dean of The Paul H. Nitze School of Advanced
     International Studies at John Hopkins University. From 1989 to 1993, he was Under Secretary of Defense for Policy. From 1986 to 1989, he was the U.S. Ambassador to the Republic of Indonesia. From 1982 to 1986, he was Assistant Secretary of State for East Asian and Pacific Affairs of the Department of State. He is a director of Hasbro, Inc. He is 54 years old and his address is 1740 Massachusetts Avenue, N.W., Washington, D.C. 20036.

            The Fund has a standing nominating committee comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board.

            The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended September 30, 1999, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation*) for the year ended December 31, 1999, were as follows:

                                                Total Compensation
                        Aggregate               From Fund and
Name of Board           Compensation            Fund Complex
Member                  From Fund**             Paid to Board Member

Lucy Wilson Benson         $3,750                  $  76,500 (24)

David W. Burke             $3,750                  $ 228,500 (62)

Joseph S. DiMartino        $4,688                  $ 642,177 (187)

Martin D. Fife             $3,750                  $  59,500 (15)

Whitney I. Gerard          $3,750                  $  59,500 (15)

Robert R. Glauber          $3,750                  $  94,250 (41)

Arthur A. Hartman          $3,750                  $  59,500 (15)

George L. Perry            $3,500                  $  59,500 (15)

Paul D. Wolfowitz          $3,750                  $  52,500 (14)

---------------------

* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Portfolios, for which the Board member serves.
** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $4,895 for all Board members as a group.


Officers of the Fund



MARIE E. CONNOLLY, President and Treasurer. President, Chief Executive Officer,
      Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by Dreyfus. She is 42 years old.

MARGARET W. CHAMBERS, Vice President and Secretary. Senior Vice President and
      General Counsel of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From August 1996 to March 1998, she was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. She is 40 years old.

*FREDERICK C. DEY, Vice President,  Assistant Treasurer and Assistant Secretary.
     Vice President, New Business Development of Funds Distributor, Inc. since September 1994, and an officer of other investment companies advised or administered by Dreyfus. He is 38 years old.

STEPHANIE D. PIERCE, Vice President, Assistant Secretary and Assistant
      Treasurer. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From April 1997 to March 1998, she was employed as a Relationship Manager with Citibank, N.A. From August 1995 to April 1997, she was an Assistant Vice President with Hudson Valley Bank, and from September 1990 to August 1995, she was Second Vice President with Chase Manhattan Bank. She is 31 years old.




MARY A. NELSON,  Vice President and Assistant  Treasurer.  Vice President of the
     Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. She is 35 years old.

*GEORGE A. RIO, Vice President and Assistant Treasurer. Executive Vice President and Client Service Director of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From June 1995 to March 1998, he was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. He is 45 years old.

JOSEPH F. TOWER,  III,  Vice  President  and  Assistant  Treasurer.  Senior Vice
     President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. He is 37 years old.

DOUGLAS C. CONROY,  Vice  President  and  Assistant  Secretary.  Assistant  Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. He is 30 years old.

*KAREN JACOPPO-WOOD,  Vice President and Assistant Secretary. Vice President and
     Senior Counsel of Funds Distributor, Inc. since February 1997, and an officer of other investment companies advised or administered by Dreyfus. From June 1994 to January 1996, she was Manager of SEC Registration at Scudder, Stevens & Clark, Inc. She is 33 years old.

CHRISTOPHER J. KELLEY,  Vice President and Assistant  Secretary.  Vice President
     and Senior Associate General Counsel of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From April 1994 to July 1996, he was Assistant Counsel at Forum Financial Group. He is 35 years old.

KATHLEEN K.  MORRISEY,  Vice  President  and  Assistant  Secretary.  Manager  of
     Treasury Services Administration of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From July 1994 to November 1995, she was a Fund Accountant for Investors Bank & Trust Company. She is 27 years old.

ELBA VASQUEZ, Vice President and Assistant Secretary. Vice President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From March 1990 to May 1996, she was employed by U.S. Trust Company of New York., where she held various sales and marketing positions. She is 38 years old.

      The address of each Fund officer is 200 Park Avenue, New York, New York 10166.

      The Fund's Board members and officers, as a group, owned less than 1% of the shares outstanding of each Portfolio on January 4, 2000.

      The following persons are known by the Fund to own, beneficially and of record, except where indicated, 5% or more of the outstanding voting securities of the indicated Portfolio as of January 4, 2000:

INCOME PORTFOLIO - Resources Trust FBO Various IMS Customers, PO Box 3865, Englewood CO 80155-3865, owns 9.4316 % of Investor Class Shares; MAC & CO, A/C SBKF97C5042, Mutual Fund Operations, PO Box 3198, Pittsburgh, PA 15230-3198, owns 5.2652 % of Investor Class Shares; Boston Safe Deposit and Trust Co., TTEE, as Agent-Omnibus Account, 1 Cabot Rd., Medford MA 02155-5141, owns 76.5521 % of Restricted Class Shares; MAC & CO A/C MLCF8548702, Mutual Fund Operations,
PO Box 3198, Pittsburgh, PA 15230-3198, owns 8.2937 % of Restricted Class Shares; and Fidelity Investments Institutional Operations Co. (FIIOC) as Agent for Certain Employee Benefit Plans,100 Magellan Way, Covington, KY 41015-1987, owns 7.9028 % of Restricted Class Shares.

GROWTH PORTFOLIO - Valic Trust Co., Cust. FBO Westchester County 457 Deferred Compensation Plan, 2929 Allen Pkwy # A7-30, Houston, TX 77019-2197, owns 53.2717 % of Investor Class Shares; MAC & CO, A/C SBKF97C4052, Mutual Fund Operations, PO Box 3198, Pittsburgh, PA 15230-3198, owns 9.7093 % of Investor Class Shares; Bank of New York TTE for Various Retirement Plans,The Centre at Purchase, ATTN:
Louis Stewart, 3 Manhattanville Rd., Purchase, NY 10577-2116, owns 8.6047 % of Investor Class Shares; State Street Solutions, ATTN: Kristie Glynn,1 International Pl., FL 27, Boston, MA 02110-2602,owns 7.3936 % of Investor Class Shares; Boston Safe Deposit and Trust Co, as Agent-Omnibus Account, 1 Cabot Rd., Medford MA 02155-5141, owns 38.3317 % of Restricted Class Shares; MAC & CO A/C MLCF8548722, Mutual Fund Operations, PO Box 3198, Pittsburgh, PA 15230-3198 owns
27.8260 % of Restricted Class Shares; and Fidelity Investments Institutional Operations Co. (FIIOC) as Agent for Certain Employee Benefit Plans,100 Magellan Way, Covington, KY 41015-1987, owns 24.3990 % of Restricted Class Shares.

GROWTH AND INCOME PORTFOLIO - Valic Trust Co., Cust. FBO Westchester County 457 Deferred Compensation Plan, 2929 Allen Pkwy # A7-30, Houston, TX 77019-2197, owns 9.7368 % of Investor Class shares; Boston Safe Deposit and Trust Co., TTEE, as Agent-Omnibus Account, 1 Cabot Rd., Medford MA 02155-5141, owns 50.1774 % of Restricted Class Shares; MAC & CO A/C MLCF8548712, Mutual Fund Operations, PO Box 3198, Pittsburgh, PA 15230-3198, owns 39.6599 % of Restricted Class Shares; and Fidelity Investments Institutional Operations Co. (FIIOC) as Agent for Certain Employee Benefit Plans,100 Magellan Way, Covington, KY 41015-1987, owns 6.4569 % of Restricted Class Shares.


      A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

                             MANAGEMENT ARRANGEMENTS


      Investment Adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets.

      Dreyfus supervises investment management of each Portfolio pursuant to the Management Agreement (the "Management Agreement") between Dreyfus and the Fund. As to each Portfolio, the Management Agreement is subject to annual approval by
(i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Portfolio, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Portfolio's shares, or, upon not less than 90 days' notice, by Dreyfus. The Management Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).

     The  following  persons  are  officers  and/or  directors  of the  Manager:
Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Thomas F. Eggers, Vice Chairman-Institutional; Lawrence S. Kash, Vice Chairman; Ronald P. O'Hanley III, Vice Chairman; J. David Officer, Vice Chairman and a director; William T. Sandalls, Jr., Executive Vice President; Stephen R. Byers, Senior Vice President; Mark N. Jacobs, Vice President, General Counsel and Secretary; Diane P. Durnin, Vice President, Product Development; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Andrew S. Wasser, Vice President - Information Systems; Theodore A. Schachar, Vice President - Tax; Wendy Strutt, Vice President; Richard Terres, Vice President;
William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliot, Martin C. McGuinn, Richard W. Sabo and Richard F. Syron, directors.


      Dreyfus maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus may pay the Distributor for shareholder services from Dreyfus's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. Dreyfus also may make such advertising and promotional expenditures using its own resources, as it from time to time deems appropriate.


      Sub-Investment Adviser. Mellon Equity provides investment advisory assistance and day-to-day management of each Portfolio's investments pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") between Mellon Equity and Dreyfus. As to each Portfolio, the Sub-Advisory Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Advisers, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Sub-Advisory Agreement is terminable without penalty, (i) by Dreyfus on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of such Portfolio's outstanding voting securities on 60 days' notice, or (iii) upon not less than 90 days' notice, by Mellon Equity. The Sub-Advisory Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).


     The following entities/persons are partners, officers and/or directors of Mellon Equity: MMIP, Inc. as General Partner, an affiliate of Mellon Equity Associates; Mellon Bank, N.A. as Limited Partner; Christopher M. Condron, Executive Committee Member; James M. Gockley, Executive Committee Member; Ronald
P.  O'Hanley,  Chairman  and  Executive  Committee  Member;  William P.  Rydell,
Executive Committee Member, President and Chief Executive Officer; Joan A. Greene, Treasurer; Patricia K. Nichols, Executive Vice President and Chief Operations Officer; and Barbara J. Parrish, Secretary.

      Mellon Equity provides day-to-day management of each Portfolio's investments, subject to the supervision of Dreyfus and the approval of the Fund's Board. The Advisers provide the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities for each Portfolio. The Fund's portfolio manager is Steven A. Falci. The Advisers maintain research departments with professional portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by Dreyfus and Mellon Equity.


     Mellon Bank, N.A., Dreyfus's parent, and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Portfolio. Dreyfus has informed the Fund that in making its investment decisions it does not obtain or use material inside information that Mellon Bank, N.A. or its affiliates may possess with respect to such issuers.


      Under Dreyfus's personal securities trading policy (the "Policy"), Dreyfus employees must preclear personal transactions in securities not exempt under the Policy. In addition, Dreyfus employees must report their personal securities transactions and holdings, which are reviewed for compliance with the Policy. In that regard, Dreyfus portfolio managers and other investment personnel also are subject to the oversight of Mellon's Investment Ethics Committee. Dreyfus portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

      All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Dreyfus. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Advisers or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, the Investor Class shares are subject to an annual service fee. See "Shareholder Services Plan." Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Fund's Board, including, but not limited to, proportionately in relation to the net assets of the Portfolios.


      As compensation for its services, the Fund has agreed to pay Dreyfus a monthly management fee at the annual rate of .60% of the value of the Income Portfolio's average daily net asset and .75% of the value of each of the Growth Portfolio's and the Growth and Income Portfolio's average daily net assets. For the fiscal years ended September 30, 1997, 1998 and 1999, the management fees payable by each Portfolio, the amounts waived by Dreyfus and the net fees paid to Dreyfus were as follows:


                Management Fee Payable               Reduction In Fee           Net Fees Paid by Portfolio
            ------------------------------         ---------------------      ------------------------------
Portfolio   1997         1998         1999         1997      1998   1999      1997         1998         1999

Income      $164,651     $241,264     $334,929     $39,831    $ 0    $ 0      $124,820     $241,264     $334,929
Portfolio

Growth      $1,114,168   $1,403,976   $1,603,591   $88,813    $ 0    $20,137  $1,025,355    $1,403,976  $1,583,454
and
Income
Portfolio

Growth      $392,656     $447,108     $576,980     $115,735   $ 0    $ 0      $276,921      $447,108    $  576,980
Portfolio




      As compensation for Mellon Equity's services, Dreyfus has agreed to pay Mellon Equity an annual fee payable monthly, at the following rate: .35% of each Portfolio's average daily net assets up to $600 million in Fund assets; .25% of the Portfolio's average daily net assets when the Fund's assets are between $600 million and $1.2 billion; .20% of the Portfolio's average daily net assets when the Fund's assets are between $1.2 billion and $1.8 billion; and .15% of the Portfolio's average daily net assets when the Fund's assets are over $1.8 billion. For the fiscal years ended September 30, 1997, 1998 and 1999, the sub-investment advisory fee payable by Dreyfus was as follows:

      Portfolio                 Sub-Investment Advisory Fee Payable by Dreyfus

                                   1997           1998           1999

Income Portfolio                   $95,953        $140,738       $195,375

Growth and  Income Portfolio       $519,418       $655,189       $748,351

Growth Portfolio                   $183,033       $208,651       $269,257


      Dreyfus has agreed that if in any fiscal year the aggregate expenses of a Portfolio, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over that Portfolio, the Fund may deduct from the payment to be made to Dreyfus under the Management Agreement, or Dreyfus will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

      The aggregate of the fees payable to Dreyfus is not subject to reduction as the value of the Portfolios' net assets increases.

      Distributor. Premier Mutual Fund Services, Inc., located at 60 State Street, Boston, Massachusetts 02109, serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.

      The Distributor, however, may pay dealers a fee based on the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Generally, the fee paid to dealers will not exceed 1% of the amount invested through such dealers. The Distributor may pay dealers a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a Fund, including past profits or any other source available to it.

      Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by each Portfolio. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

      Mellon Bank, N.A. (the "Custodian"), One Mellon Center, Pittsburgh, Pennsylvania 15258, acts as custodian of the Fund's investments. Under a custody agreement with the Fund, the Custodian holds each Portfolio's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each Portfolio's assets held in custody and receives certain securities transaction charges.

                                HOW TO BUY SHARES

      General. Shares of each Class are sold without a sales charge. Certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "Service Agents") effecting transactions in Fund shares may charge their clients direct fees in connection with such transactions.

      Investor Class shares are offered to any investor. Restricted Class shares are offered only to clients of Service Agents that have entered into a selling agreement with the Distributor, and omnibus accounts maintained by institutions that provide sub-accounting or recordkeeping services to their clients. Restricted Class shares also may be purchased by investors who held Restricted Class shares (formerly, Retail Class shares) in a Fund account on August 31, 1997 and who are purchasing the shares for such account. Otherwise, Restricted Class shares may not be purchased directly by individuals, although institutions may purchase Restricted Class shares for accounts maintained by individuals.

      Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

      The minimum initial investment for each Class is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investment must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"), and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

      Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.

      Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open for business. For purposes of computing net asset value per share, options will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Portfolio's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of Portfolio shares of such class outstanding. Each Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair market value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Portfolios' investments, see "Determination of Net Asset Value."

      For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Portfolio shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.


      Dreyfus TeleTransfer Privilege. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

      Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any day that the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."


      Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

                            SHAREHOLDER SERVICES PLAN
                          (INVESTOR CLASS SHARES ONLY)


      The Fund has adopted a Shareholder Services Plan pursuant to which each Portfolio pays the Distributor for the provision of certain services to holders of its Investor Class shares a fee at an annual rate of .25% of the value of the average daily net assets of the Portfolio's Investor Class shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect to these services.

      A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments of the Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940
Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Portfolio, the Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan is terminable at any time with respect to each Portfolio by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

      For the fiscal year ended September 30, 1999, the amounts charged Investor Class shares (formerly, Institutional Shares) of each Portfolio pursuant to the Shareholder Services Plan were as follows:

                                                Amount Charged Pursuant
                  Portfolio                         to the Plan

   Income Portfolio                                     $30,707
   Growth and Income Portfolio                          $21,692
   Growth Portfolio                                     $14,704



                              HOW TO REDEEM SHARES

      Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

      If you have access to telegraphic equipment, you may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                                   Transfer Agent's
                 Transmittal Code                  Answer Back Sign

                      144295                       144295 TSSG PREP

      If you do not have direct access to telegraphic equipment, you may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. You should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

      To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."


      Telephone Redemption Privilege. You may request by telephone that redemption proceeds (maximum $250,000 per day) be paid by check and mailed to your address. The Telephone Redemption Privilege is granted automatically unless you refuse it.


      Stock Certificates; Signatures. Any certificates representing Portfolio shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor, and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.


      Dreyfus TeleTransfer Privilege. You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account not more than $500,000 within any 30-day period. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

      Redemption Commitment. The Fund has committed to pay in cash all redemption requests by any shareholder of record of a Portfolio, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio's investments are valued. If the recipient sells such securities, brokerage charges would be incurred.


      Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Portfolio's shareholders.


                              SHAREHOLDER SERVICES


      Fund Exchanges. You may purchase, in exchange for shares of a Portfolio, shares of the same Class of another Portfolio or shares of certain other funds managed or administered by Dreyfus or shares of certain funds advised by Founders Asset Management LLC ("Founders"), an affiliate of Dreyfus, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds offered without a sales load will be made without a sales load.


     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.


     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.


      To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.

      To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

      To establish a retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.


      Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Portfolio, shares of the same Class of another Portfolio, shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders, of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.


      Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

      Dreyfus-Automatic Asset Builder(R). Dreyfus-Automatic Asset Builder permits you to purchase Portfolio shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Portfolio shares are purchased by transferring funds from the bank account designated by you.

      Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Portfolio shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal Government automatically deposited into your fund account. You may deposit as much of such payments as you elect.


      Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Portfolio shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.


      Dreyfus Step Program. The Dreyfus Step Program enables you to purchase Portfolio shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.


      Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a portfolio in shares of the same Class of another Portfolio, shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders, of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

      A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds offered without a sales load.


      B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.


      C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference will be deducted.

      D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

      Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Portfolio shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


      Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.


      Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, rollover IRAs and Education IRAs) and 403(b)(7) Plans. Plan support services also are available.


      If you wish to purchase Portfolio shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, you may request from the Distributor forms for adoption of such plans.

      The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

      Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

      The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum for subsequent purchases. The minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum for subsequent purchases.

      You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

                        DETERMINATION OF NET ASSET VALUE


      Valuation of Portfolio Securities. Each Portfolio's securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Short-term investments are carried at amortized cost, which approximates value. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into dollars at the midpoint of the New York Interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by the Advisers. Forward currency contracts will be valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value for each of the Growth and Income Portfolio and Growth Portfolio does not take place contemporaneously with the determination of prices of certain portfolio securities. Expenses and fees of each Portfolio, including the management fee paid by the Portfolio and, with respect to Investor Class shares, fees pursuant to the Fund's Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of Portfolio shares.


      Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Fund's Board, are valued at fair value as determined in good faith by the Board. The Fund's Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Fund's Board if it believes that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Fund's Board.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and

Christmas.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


      Management of the Fund believes that each Portfolio qualified for the fiscal year ended September 30, 1999 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Portfolio from any liability for Federal income tax to the extent its earnings are distributed in accordance with the applicable provisions of the Code. If a Portfolio did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


      If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


      Any dividend or distribution paid shortly after your purchase may have the effect of reducing the net asset value of the shares below the cost of your investment. Such a dividend or distribution would be a return on investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.


      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward futures and option contracts and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.


      Under Section 1256 of the Code, any gain or loss realized by the Portfolio from certain futures and forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio.


      Offsetting positions held by the Portfolio involving certain contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Section 1256 of the Code. As such, all or a portion of any short-term or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income. If the Portfolio were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Portfolio may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the "straddle" and conversion transactions rules apply to positions established by the Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in the related offsetting position. Moreover, as a result of the "straddle" rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be treated as short-term capital gain or ordinary income.

      The Taxpayer Relief Act of 1997 included constructive sale provisions that generally apply if the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

      Investment by the Portfolio in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Portfolio to recognize income prior to the receipt of cash payments. For example, the Portfolio could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

      If the Growth and Income Portfolio or Growth Portfolio invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Portfolio. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code and, with respect to PFIC securities that are marked-to-market, under
Section 1296 of the Code.

                             PORTFOLIO TRANSACTIONS

      The Advisers assume general supervision over placing orders on behalf of the Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in the Advisers' best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Advisers' research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Advisers and the Advisers' fees are not reduced as a consequence of the receipt of such supplemental information.

      Such information may be useful to the Advisers in serving both the Fund and other funds which either advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisers in carrying out their obligations to the Fund. Sales by a broker of shares of a Portfolio or other funds advised by Dreyfus or its affiliates may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by Dreyfus being engaged simultaneously in the purchase or sale of the same security. Certain of the Fund's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Fund for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions are made with banks or institutions in the Interbank market at prices reflecting a mark-up or mark-down and/or commission.

      Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the Advisers will not be deterred from changing investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by Dreyfus based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.


      For the fiscal years ended September 30, 1997, 1998 and 1999 each Portfolio paid total brokerage commissions, none of which was paid to the Distributor, as follows:

            Portfolio                       Brokerage Commissions Paid

                                   --------------------------------------------
                                        1997            1998           1999
                                        ----            ----           ----
Income Portfolio                       $  9,640     $    2,424     $  2,672
Growth and Income Portfolio            $136,654       $105,184       $94,372
Growth Portfolio                       $ 66,374      $  54,683       $50,909

The above figures for brokerage commissions do not include gross spreads and concessions on principal transactions, which, where determinable for the fiscal years ended September 30, 1997, 1998 and 1999 amounted to $9,695, $8,013 and $-0-, respectively, for the Growth and Income Portfolio and $5,755, $10,099 and $-0-, respectively, for the Growth Portfolio, none of which was paid to the Distributor.


                             PERFORMANCE INFORMATION


      The total return and average annual total return for each Portfolio for the indicated period ended September 30, 1999 were as follows:

                  Aggregate             Average Annual            Average Annual
                 Total Return           Total Return for          Total Return for
Portfolio         March 31, 1995*        March 31, 1995*          One-Year Period

                 Restricted  Investor   Restricted  Investor      Restricted Investor
                   Class      Class      Class        Class       Class      Class
                   Shares     Shares     Shares       Shares      Shares     Shares

Income             52.02%      50.44%     9.75%        9.50%       5.66%     5.44%


Growth             99.18%     100.03%    16.55%        1.65%      14.51%     14.17%
and
Income

Growth            144.78%     142.17%    22.01%       21.72%      23.93%     23.50%


----------------------
*  Commencement of operations.




      Total return is calculated by subtracting the amount of each Portfolio's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

      Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

      From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.

      Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., S&P 500 Index, EAFE Index, Lehman Government/Corporate Index, J.P. Morgan Global Index, Russell 2000 Index, the Dow Jones Industrial Average, Money Magazine, Wilshire 5000 Index and other industry publications. From time to time, the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic or financial conditions, developments and/or events.

      From time to time, advertising materials for the Fund may refer to Morningstar ratings and related analyses supporting such ratings.

                    INFORMATION ABOUT THE FUND AND PORTFOLIOS

      Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

      The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by Portfolio.

      To date, the Board has authorized the creation of three series of shares. All consideration received by the Fund for shares of one of the Portfolios and all assets in which such consideration is invested will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one Portfolio (and as to classes within a Portfolio) are treated separately from those of the other Portfolios (and classes). The Fund has the ability to create, from time to time, new portfolios of shares without shareholder approval.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by such matter. Rule 18f-2 further provides that a Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each Portfolio in the matter are identical or that the matter does not affect any interest of such Portfolio. However, that Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the rule.

      Each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Portfolio's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Portfolio during any calendar year or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, with respect to each Portfolio, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Portfolio receives or anticipates receiving simultaneous orders that may significantly affect the Portfolio (e.g., amounts equal to 1% or more of the Portfolio's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Portfolio. The Fund's policy on excessive trading applies to investors who invest in a Portfolio directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

      During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the relevant Portfolio's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

      The Fund sends annual and semi-annual financial statements to all its shareholders.

                        COUNSEL AND INDEPENDENT AUDITORS

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

      Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of the Fund.

                                    APPENDIX

     Description of certain ratings assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch IBCA, Inc. ("Fitch") and Duff & Phelps

Credit Rating Co. ("Duff"):

S&P

Bond Ratings

                                       AAA

      Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

      Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                        A

      Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                       BBB

      Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

      The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

Moody's

Bond Ratings

                                       Aaa


      Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

      Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

      Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

      Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


      Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

      The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Fitch

Bond Ratings

      The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

      Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

      Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

      Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

      Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

      Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Duff

Bond Ratings

                                       AAA

      Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                       AA

      Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                        A

      Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                       BBB

      Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

      Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

      The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.




                        DREYFUS LIFETIME PORTFOLIOS, INC.

                            PART C. OTHER INFORMATION
                            -------------------------



Item 23.    Exhibits. - List
-------     -----------------------------------------




   (a) Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1993, and Exhibit (1)(b) of Post-Effective Amendment No.4 to the Registration Statement on Form N-1A, filed on March 30, 1995.

   (b)      Registrant's By-Laws, as amended.



   (d) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 30, 1995.

   (e) Distribution Agreement is incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 30, 1995.


            Forms of Shareholder Services Plan are incorporated by reference to
            Exhibit 9 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on January 12, 1996.


   (g) Amended and Restated Custody Agreement is incorporated by reference to Exhibit 8(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1993.


   (m) Service Plan is incorporated by reference to Exhibit (15) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 30, 1995.


   (i) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1993.

   (j)     Consent of Independent Auditors.

   (n)     Rule 18f-3 Plan, as amended.

-------     -----------------------------------------

            Other Exhibits
            --------------


                  (a) Power of Attorney.

                  (b) Certificate of Secretary.

Item 24. Persons Controlled by or under Common Control with Registrant.
-------  --------------------------------------------------------------


         Not Applicable


Item 25. Indemnification
-------  ---------------


         Reference is made to Article SEVENTH of the Registrant's Articles of Incorporation incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 1 and Exhibit (1)(b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on July 23rd, 1993 and March 30, 1995, respectively, and to Section 2-418 of the Maryland General Corporation Law.

         The application of these provisions is limited by Article VIII of the Registrant's By-Laws incorporated by reference to Exhibit (b) of this Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed herewith and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission: Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable.
         In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

         Reference also is made to the Distribution Agreement attached as Exhibit (6) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 30, 1995.


Item 26.    Business and Other Connections of the Investment Adviser.
-------     ----------------------------------------------------


            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


ITEM 26           Business and Other Connections of Investment Adviser (continued)

                  Officers and Directors of Investment Adviser

Name and Position
With Dreyfus                       Other Businesses                      Position Held              Dates
Christopher M. Condron             Franklin Portfolio Associates, LLC*   Director                   1/97 - Present
Chairman of the Board and
Chief Executive Officer            TBCAM Holdings, Inc.*                 Director                   10/97 - Present
                                                                         President                  10/97 - 6/98
                                                                         Chairman                   10/97 - 6/98

                                   The Boston Company                    Director                   1/98 - Present
                                   Asset Management, LLC*                Chairman                   1/98 - 6/98
                                                                         President                  1/98 - 6/98

                                   The Boston Company                    President                  9/95 - 1/98
                                   Asset Management, Inc.*               Chairman                   4/95 - 1/98
                                                                         Director                   4/95 - 1/98

                                   Franklin Portfolio Holdings, Inc.*    Director                   1/97 - Present


                                   Certus Asset Advisors Corp.**         Director                   6/95 -Present

                                   Mellon Capital Management             Director                   5/95 -Present
                                   Corporation***

                                   Mellon Bond Associates, LLP+          Executive Committee        1/98 - Present
                                                                         Member

                                   Mellon Bond Associates+               Trustee                    5/95 -1/98

                                   Mellon Equity Associates, LLP+        Executive Committee        1/98 - Present
                                                                         Member

                                   Mellon Equity Associates+             Trustee                    5/95 - 1/98

                                   Boston Safe Advisors, Inc. *          Director                   5/95 - Present
                                                                         President                  5/95 - Present

                                   Mellon Bank, N.A. +                   Director                   1/99 - Present
                                                                         Chief Operating Officer    3/98 - Present
                                                                         President                  3/98 - Present
                                                                         Vice Chairman              11/94 - 3/98

                                   Mellon Financial Corporation+         Chief Operating Officer    1/99 - Present
                                                                         President                  1/99 - Present
                                                                         Director                   1/98 - Present
                                                                         Vice Chairman              11/94 - 1/99
Christopher M. Condron             The Boston Company, Inc.*             Vice Chairman              1/94 - Present
Chairman and Chief Executive                                             Director                   5/93 - Present
Officer
(Continued)                        Laurel Capital Advisors, LLP+         Exec. Committee            1/98 - 8/98
                                                                         Member

                                   Laurel Capital Advisors+              Trustee                    10/93 - 1/98


                                   Boston Safe Deposit and Trust         Director                   5/93 -Present
                                   Company*

                                   The Boston Company Financial          President                  6/89 - Present
                                   Strategies, Inc. *                    Director                   6/89 - Present


Mandell L. Berman                  Self-Employed                         Real Estate Consultant,    11/74 -  Present
Director                           29100 Northwestern Highway            Residential Builder and
                                   Suite 370                             Private Investor
                                   Southfield, MI 48034

Burton C. Borgelt                  DeVlieg Bullard, Inc.                 Director                   1/93 - Present
Director                           1 Gorham Island
                                   Westport, CT 06880

                                   Mellon Financial Corporation+         Director                   6/91 - Present

                                   Mellon Bank, N.A. +                   Director                   6/91 - Present

                                   Dentsply International, Inc.          Director                   2/81 - Present
                                   570 West College Avenue
                                   York, PA

                                   Quill Corporation                     Director                   3/93 - Present
                                   Lincolnshire, IL

Stephen E. Canter                  Dreyfus Investment                    Chairman of the Board      1/97 - Present
President, Chief Operating         Advisors, Inc.++                      Director                   5/95 - Present
Officer, Chief Investment                                                President                  5/95 - Present
Officer, and Director
                                   Newton Management Limited             Director                   2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+          Executive Committee        1/99 - Present
                                                                         Member

                                   Mellon Equity Associates, LLP+        Executive Committee        1/99 - Present
                                                                         Member

                                   Franklin Portfolio Associates, LLC*   Director                   2/99 - Present

                                   Franklin Portfolio Holdings, Inc.*    Director                   2/99 - Present

                                   The Boston Company Asset              Director                   2/99 - Present
                                   Management, LLC*

                                   TBCAM Holdings, Inc.*                 Director                   2/99 - Present

                                   Mellon Capital Management             Director                   1/99 - Present
                                   Corporation***



Stephen E. Canter                  Founders Asset Management, LLC****    Member, Board of           12/97 - Present
President, Chief Operating                                               Managers
Officer, Chief Investment                                                Acting Chief Executive     7/98 - 12/98
Officer, and Director                                                    Officer
(Continued)
                                   The Dreyfus Trust Company+++          Director                   6/95 - Present
                                                                         Chairman                   1/99 - Present
                                                                         President                  1/99 - Present
                                                                         Chief Executive Officer    1/99 - Present

Thomas F. Eggers                   Dreyfus Service Corporation++         Executive Vice President   4/96 - Present
Vice Chairman - Institutional                                            Director                   9/96 - Present
and Director
                                   Founders Asset Management, LLC****    Member, Board of Managers  2/99 - Present

                                   Dreyfus Investment Advisors, Inc.     Director                   1/00 - Present


                                   Dreyfus Service Organization++        Director                   3/99 - Present

                                   Dreyfus Insurance Agency of           Director                   3/99 - Present
                                   Massachusetts, Inc. +++

                                   Dreyfus Brokerage Services, Inc.      Director                   11/97 - 6/98
                                   401 North Maple Avenue
                                   Beverly Hills, CA.

Steven G. Elliott                  Mellon Financial Corporation+         Senior Vice Chairman       1/99 - Present
Director                                                                 Chief Financial Officer    1/90 - Present
                                                                         Vice Chairman              6/92 - 1/99
                                                                         Treasurer                  1/90 - 5/98

                                   Mellon Bank, N.A.+                    Senior Vice Chairman       3/98 - Present
                                                                         Vice Chairman              6/92 - 3/98
                                                                         Chief Financial Officer    1/90 - Present

                                   Mellon EFT Services Corporation       Director                   10/98 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services             Director                   1/96 - Present
                                   Corporation #1                        Vice President             1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Boston Group Holdings, Inc.*          Vice President             5/93 - Present

                                   APT Holdings Corporation              Treasurer                  12/87 - Present
                                   Pike Creek Operations Center
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   Allomon Corporation                   Director                   12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Collection Services Corporation       Controller                 10/90 - 2/99
                                   500 Grant Street                      Director                   9/88 - 2/99
                                   Pittsburgh, PA 15258                  Vice President             9/88 - 2/99
                                                                         Treasurer                  9/88 - 2/99




Steven G. Elliott                  Mellon Financial Company+             Principal Exec. Officer    1/88 - Present
Director (Continued)                                                     Chief Executive Officer    8/87 - Present
                                                                         Director                   8/87 - Present
                                                                         President                  8/87 - Present

                                   Mellon Overseas Investments           Director                   4/88 - Present
                                   Corporation+


                                   Mellon Financial Services             Treasurer                  12/87 - Present
                                   Corporation +

                                   Mellon Financial Markets, Inc.+       Director                   1/99 - Present

                                   Mellon Financial Services             Director                   1/99 - Present
                                   Corporation #17
                                   Fort Lee, NJ

                                   Mellon Mortgage Company               Director                   1/99 - Present
                                   Houston, TX

                                   Mellon Ventures, Inc. +               Director                   1/99 - Present

Lawrence S. Kash                   Dreyfus Investment                    Director                   4/97 - 12/99
Vice Chairman                      Advisors, Inc.++

                                   Dreyfus Brokerage Services, Inc.      Chairman                   11/97 - 2/99
                                   401 North Maple Ave.                  Chief Executive Officer    11/97 - 2/98
                                   Beverly Hills, CA

                                   Dreyfus Service Corporation++         Director                   1/95 - 2/99
                                                                         President                  9/96 - 3/99

                                   Dreyfus Precious Metals, Inc.+++      Director                   3/96 - 12/98
                                                                         President                  10/96 - 12/98

                                   Dreyfus Service                       Director                   12/94 - 3/99
                                   Organization, Inc.++                  President                  1/97 -  3/99

                                   Seven Six Seven Agency, Inc. ++       Director                   1/97 - 4/99

                                   Dreyfus Insurance Agency of           Chairman                   5/97 - 3/99
                                   Massachusetts, Inc.++++               President                  5/97 - 3/99
                                                                         Director                   5/97 - 3/99

                                   The Dreyfus Trust Company+++          Chairman                   1/97 - 1/99
                                                                         President                  2/97 - 1/99
                                                                         Chief Executive Officer    2/97 - 1/99
                                                                         Director                   12/94 - Present

                                   The Dreyfus Consumer Credit           Chairman                   5/97 - 6/99
                                   Corporation++                         President                  5/97 - 6/99
                                                                         Director                   12/94 - 6/99

                                   Founders Asset Management, LLC****    Member, Board of Managers  12/97 - Present

                                   The Boston Company Advisors,          Chairman                   12/95 - Present
                                   Inc.                                  Chief Executive Officer    12/95 - Present
                                   Wilmington, DE                        President                  12/95 - Present

Lawrence S. Kash                   The Boston Company, Inc.*             Director                   5/93 - Present
Vice Chairman                                                            President                  5/93 - Present
And Director (Continued)
                                   Mellon Bank, N.A.+                    Executive Vice President   6/92 - Present

                                   Laurel Capital Advisors, LLP+         Chairman                   1/98 - 8/98
                                                                         Executive Committee        1/98 - 8/98
                                                                         Member
                                                                         Chief Executive Officer    1/98 - 8/98
                                                                         President                  1/98 - 8/98


                                   Laurel Capital Advisors, Inc. +       Trustee                    12/91 - 1/98
                                                                         Chairman                   9/93 - 1/98
                                                                         President and CEO          12/91 - 1/98

                                   Boston Group Holdings, Inc.*          Director                   5/93 - Present
                                                                         President                  5/93 - Present

Martin G. McGuinn                  Mellon Financial Corporation+         Chairman                   1/99 - Present
Director                                                                 Chief Executive Officer    1/99 - Present
                                                                         Director                   1/98 - Present
                                                                         Vice Chairman              1/90 - 1/99

                                   Mellon Bank, N. A. +                  Chairman                   3/98 - Present
                                                                         Chief Executive Officer    3/98 - Present
                                                                         Director                   1/98 - Present
                                                                         Vice Chairman              1/90 - 3/98

                                   Mellon Leasing Corporation+           Vice Chairman              12/96 - Present

                                   Mellon Bank (DE) National             Director                   4/89 - 12/98
                                   Association
                                   Wilmington, DE

                                   Mellon Bank (MD) National             Director                   1/96 - 4/98
                                   Association
                                   Rockville, Maryland


J. David Officer                   Dreyfus Service Corporation++         Executive Vice President   5/98 - Present
Vice Chairman                                                            Director                   3/99 - Present
And Director
                                   Dreyfus Service Organization, Inc.++  Director                   3/99 - Present

                                   Dreyfus Insurance Agency of           Director                   5/98 - Present
                                   Massachusetts, Inc.++++

                                   Dreyfus Brokerage Services, Inc.      Chairman                   3/99 - Present
                                   401 North Maple Avenue
                                   Beverly Hills, CA

                                   Seven Six Seven Agency, Inc.++        Director                   10/98 - Present

                                   Mellon Residential Funding Corp. +    Director                   4/97 - Present


                                   Mellon Trust of Florida, N.A.         Director                   8/97 - Present
                                   2875 Northeast 191st Street
                                   North Miami Beach, FL 33180

                                   Mellon Bank, NA+                      Executive Vice President   7/96 - Present

                                   The Boston Company, Inc.*             Vice Chairman              1/97 - Present
                                                                         Director                   7/96 - Present

J. David Officer                   Mellon Preferred Capital              Director                   11/96 - Present
Vice Chairman and                  Corporation*
Director (Continued)
                                   RECO, Inc.*                           President                  11/96 - Present
                                                                         Director                   11/96 - Present

                                   The Boston Company Financial          President                  8/96 - Present
                                   Services, Inc.*                       Director                   8/96 - Present

                                   Boston Safe Deposit and Trust         Director                   7/96 - Present
                                   Company*                              President                  7/96 - 1/99



                                   Mellon Trust of New York              Director                   6/96 - Present
                                   1301 Avenue of the Americas
                                   New York, NY 10019

                                   Mellon Trust of California            Director                   6/96 - Present
                                   400 South Hope Street
                                   Suite 400
                                   Los Angeles, CA 90071


                                   Mellon United National Bank           Director                   3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Boston Group Holdings, Inc.*          Director                   12/97 - Present

                                   Dreyfus Financial Services Corp. +    Director                   9/96 - Present

                                   Dreyfus Investment Services           Director                   4/96 - Present
                                   Corporation+

Richard W. Sabo                    Founders Asset Management LLC****     President                  12/98 - Present
Director                                                                 Chief Executive Officer    12/98 - Present

                                   Prudential Securities
                                   New York, NY                          Senior Vice President      07/91 - 11/98
                                                                         Regional Director          07/91 - 11/98

Richard F. Syron                   Thermo Electron                       President                  6/99 - Present
Director                           81 Wyman Street                       Chief Executive Officer    6/99 - Present
                                   Waltham, MA 02454-9046

                                   American Stock Exchange               Chairman                   4/94 -6/99
                                   86 Trinity Place                      Chief Executive Officer    4/94 - 6/99
                                   New York, NY 10006

Ronald P. O'Hanley                 Franklin Portfolio Holdings, Inc.*    Director                   3/97 - Present
Vice Chairman
                                   TBCAM Holdings, Inc.*                 Chairman                   6/98 - Present
                                                                         Director                   10/97 - Present

                                   The Boston Company Asset              Chairman                   6/98 - Present
                                   Management, LLC*                      Director                   1/98 - 6/98


                                   Boston Safe Advisors, Inc. *          Chairman                   6/97 - Present
                                                                         Director                   2/97 - Present

                                   Pareto Partners                       Partner Representative     5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management             Director                   5/97 -Present
Ronald P. O'Hanley                 Corporation***
Vice Chairman
(Continued)                        Certus Asset Advisors Corp.**         Director                   2/97 - Present

                                   Mellon Bond Associates+               Trustee                    2/97 - Present
                                                                         Chairman                   2/97 - Present

                                   Mellon Equity Associates+             Trustee                    2/97 - Present
                                                                         Chairman                   2/97 - Present

                                   Mellon-France Corporation+            Director                   3/97 - Present

                                   Laurel Capital Advisors+              Trustee                    3/97 - Present

Mark N. Jacobs                     Dreyfus Investment                    Director                   4/97 - Present
General Counsel,                   Advisors, Inc.++                      Secretary                  10/77 - 7/98
Vice President, and
Secretary                          The Dreyfus Trust Company+++          Director                   3/96 - Present

                                   The TruePenny Corporation++           President                  10/98 - Present
                                                                         Director                   3/96 - Present

                                   Dreyfus Service                       Director                   3/97 - 3/99
                                   Organization, Inc.++


William H. Maresca                 The Dreyfus Trust Company+++          Chief Financial Officer    3/99 - Present
Controller                                                               Treasurer                  9/98 - Present
                                                                         Director                   3/97 - Present

                                   Dreyfus Service Corporation++         Chief Financial Officer    12/98 - Present

                                   Dreyfus Consumer Credit Corp. ++      Treasurer                  10/98 -Present

                                   Dreyfus Investment                    Treasurer                  10/98 - Present
                                   Advisors, Inc. ++

                                   Dreyfus-Lincoln, Inc.                 Vice President             10/98 - Present
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   The TruePenny Corporation++           Vice President             10/98 - Present

                                   Dreyfus Precious Metals, Inc. +++     Treasurer                  10/98 - 12/98

                                   The Trotwood Corporation++            Vice President             10/98 - Present

                                   Trotwood Hunters Corporation++        Vice President             10/98 - Present

William H. Maresca                 Trotwood Hunters Site A Corp. ++      Vice President             10/98 - Present
Controller (Continued)
                                   Dreyfus Transfer, Inc.                Chief Financial Officer    5/98 - Present
                                   One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service                       Treasurer                  3/99 - Present
                                   Organization, Inc.++                  Assistant  Treasurer       3/93 - 3/99

                                   Dreyfus Insurance Agency of
                                   Massachusetts, Inc.++++               Assistant Treasurer        5/98 - Present

William T. Sandalls, Jr.           Dreyfus Transfer, Inc.                Chairman                   2/97 - Present
Executive Vice President           One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service Corporation++         Director                   1/96 - Present
                                                                         Executive Vice President   2/97 - Present
                                                                         Chief Financial Officer    2/97-12/98

                                   Dreyfus Investment                    Director                   1/96 - Present
                                   Advisors, Inc.++                      Treasurer                  1/96 - 10/98


                                   Dreyfus-Lincoln, Inc.                 Director                   12/96 - Present
                                   4500 New Linden Hill Road             President                  1/97 - Present
                                   Wilmington, DE 19808

                                   Seven Six Seven Agency, Inc.++        Director                   1/96 - 10/98
                                                                         Treasurer                  10/96 - 10/98

                                   The Dreyfus Consumer                  Director                   1/96 - Present
                                   Credit Corp.++                        Vice President             1/96 - Present
                                                                         Treasurer                  1/97 - 10/98

                                   The Dreyfus Trust Company +++         Director                   1/96 - Present

                                   Dreyfus Service Organization,         Treasurer                  10/96- 3/99
                                   Inc.++


                                   Dreyfus Insurance Agency of           Director                   5/97 - 3/99
                                   Massachusetts, Inc.++++               Treasurer                  5/97- 3/99
                                                                         Executive Vice President   5/97 - 3/99

Diane P. Durnin                    Dreyfus Service Corporation++         Senior Vice President -    5/95 - 3/99
Vice President - Product                                                 Marketing and
Development                                                              Advertising Division

Patrice M. Kozlowski               None
Vice President - Corporate
Communications

Mary Beth Leibig                   None
Vice President -
Human Resources

Theodore A. Schachar               Dreyfus Service Corporation++         Vice President -Tax        10/96 - Present
Vice President - Tax
                                   The Dreyfus Consumer Credit           Chairman                   6/99 - Present
                                   Corporation ++                        President                  6/99 - Present

                                   Dreyfus Investment Advisors, Inc.++   Vice President - Tax       10/96 - Present

                                   Dreyfus Precious Metals, Inc. +++     Vice President - Tax       10/96 - 12/98

                                   Dreyfus Service Organization, Inc.++  Vice President - Tax       10/96 - Present

Wendy Strutt                       None
Vice President

Richard Terres                     None
Vice President

Andrew S. Wasser                   Mellon Financial Corporation+         Vice President             1/95 - Present
Vice-President -
Information Systems

James Bitetto                      The TruePenny Corporation++           Secretary                  9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++         Assistant Secretary        8/98 - Present

                                   Dreyfus Investment                    Assistant Secretary        7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                       Assistant Secretary        7/98 - Present
                                   Organization, Inc.++

Steven F. Newman                   Dreyfus Transfer, Inc.                Vice President             2/97 - Present
Assistant Secretary                One American Express Plaza            Director                   2/97 - Present
                                   Providence, RI 02903                  Secretary                  2/97 - Present

                                   Dreyfus Service                       Secretary                  7/98 - Present
                                   Organization, Inc.++                  Assistant Secretary        5/98 - 7/98




------------------------------------
*     The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**    The address of the business so  indicated  is One Bush Street,  Suite 450, San Francisco, California 94104.
***   The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****  The address of the business so indicated is 2930 East Third Avenue,Denver, Colorado 80206.
+     The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++    The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++   The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++  The address of the business so indicated is 53 State Street, Boston, Massachusetts 02109
****  The address of the business so indicated is 2930 East Third Avenue,Denver, Colorado 80206.


(b)

                                                            Positions and
Name and principal        Positions and offices with        offices with
business address          the Distributor                   Registrant
------------------        ---------------------------       -------------

Marie E. Connolly+        Director, President, Chief        President and
                          Executive Officer and Chief       Treasurer
                          Compliance Officer

Joseph F. Tower, III+     Director, Senior Vice President,  Vice President
                          Treasurer and Chief Financial     and Assistant
                          Officer                           Treasurer

Mary A. Nelson+           Vice President                    Vice President
                                                            and Assistant
                                                            Treasurer




Jean M. O'Leary+          Assistant Vice President,          None
                          Assistant Secretary and
                          Assistant Clerk

William J. Nutt+          Chairman of the Board             None





Stephanie D. Pierce++     Vice President                    Vice President,
                                                            Assistant Secretary
                                                            and Assistant
                                                            Treasurer

Patrick W. McKeon+        Vice President                    None

Joseph A. Vignone+        Vice President                    None


--------------------------------
 +   Principal business address is 60 State Street, Boston, Massachusetts 02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.

Item 28.       Location of Accounts and Records
-------            --------------------------------




               1.  Mellon Bank, N.A.
                   One Mellon Bank Center
                   Pittsburgh, Pennsylvania 15258

               2.  Dreyfus Transfer, Inc.
                   P.O. Box 9671

                   Providence, Rhode Island 02940-9671

               3.  The Dreyfus Corporation
                   200 Park Avenue
                   New York, New York 10166


Item 29.       Management Services

-------        -------------------

               Not Applicable

Item 30.       Undertakings
-------        ------------

               Not Applicable

                                   SIGNATURES
                                  ------------

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 31st day of January, 2000.

                  DREYFUS LIFETIME PORTFOLIOS, INC.

           BY:   /s/Marie E. Connolly*
                 --------------------------------
                 Marie E. Connolly, PRESIDENT

           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                        Title                            Date
--------------------------         ----------------------------        ---------


/s/Marie E. Connolly*                President and Treasurer            01/28/00
------------------------------       (Principal Executive
Marie E. Connolly                    and Financial Officer)

/s/ Joseph S. DiMartino*             Chairman of the Board              01/28/00
------------------------------
Joseph S. DiMartino

/s/Lucy Wilson Benson*               Director                           01/28/00
------------------------------
Lucy Wilson Benson

/s/David W. Burke*                   Director                           01/28/00
-----------------------------
David W. Burke

/s/Martin D. Fife*                   Director                           01/28/00
-----------------------------
Martin D. Fife

/s/Robert R. Glauber*                Director                           01/28/00
-----------------------------
Robert R. Glauber

/s/Whitney I. Gerard*                Director                           01/28/00
-----------------------------
Whitney I. Gerard

/s/Arthur A. Hartman*                Director                           01/28/00
----------------------------
Arthur A. Hartman

/s/George L. Perry*                  Director                           01/28/00
-----------------------------
George L. Perry

/s/Paul D. Wolfowitz*                Director                           01/28/00
-----------------------------
Paul D. Wolfowitz


*BY:       /s/Stephanie Pierce
           --------------------------
           Stephanie Pierce,
           Attorney-in-Fact


DREYFUS LIFETIME PORTFOLIOS, INC.

                                INDEX OF EXHIBITS

(b) By-Laws

(j) Consent of Independent Auditors

(n) Rule 18f-3 Plan

Other Exhibits:

            Power of Attorney

            Assistant Secretary's Certificate